As filed with the Securities and Exchange Commission on March 20, 2020

Securities Act File No. 333-59745

Investment Company Act File No. 811-08895

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 112	☒

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 113 (Check appropriate box or boxes)	☒

VOYA FUNDS TRUST

(Exact Name of Registrant Specified in Charter)

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (800) 992-0180

Huey P. Falgout, Jr. Voya Investments, LLC 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Elizabeth J. Reza Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)	☒	on May 22, 2020 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)	☐	on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐  This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of beneficial interest with a par value $0.001.

VOYA FUNDS TRUST

(the “Registrant”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

•                  Cover Sheet

•                  Contents of Registration Statement

•                  Explanatory Note

•                  Registrant’s Class P Shares’ Prospectus for Voya GNMA Income Fund dated May 22, 2020

•                  Registrant’s Class P Shares’ Statement of Additional Information for Voya GNMA Income Fund dated May 22, 2020

•                  Part C

•                  Signature Page

VOYA FUNDS TRUST

EXPLANATORY NOTE

This Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A for Voya Funds Trust (the “Registrant”) is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended, for the purpose of registering a new class of shares, Class P shares, for Voya GNMA Income Fund. Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

Prospectus
[May 22, 2020]
Fixed Income Fund
•	Voya GNMA Income Fund
Class/Ticker: P/[XXXXX]
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds' website (www.individuals.voya.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya GNMA Income Fund
Investment Objective
The Fund seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price imposed on purchases	Maximum deferred sales charge (load) as a % of purchase or sales price, whichever is less
P	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		P
Management Fees	%	0.45
Distribution and/or Shareholder Services (12b-1) Fees	%	None
Other Expenses	%
Total Annual Fund Operating Expenses	%
Waivers and Reimbursements[1]	%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%
1	The adviser is contractually obligated to limit expenses to [0.15%] for Class P shares through [August 1, 2021]. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The adviser is contractually obligated to waive the management fee for Class P shares through [August 1, 2021]. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status		1 Yr	3 Yrs	5 Yrs	10 Yrs
P	Sold or Held	$
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 398% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
The Fund may purchase or sell GNMA certificates on a delayed delivery or forward commitment basis through the “to be announced” (“TBA”) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. government, including U.S. Treasury securities, and securities issued by other agencies and instrumentalities of the U.S. government. The Fund may also invest in repurchase agreements secured by securities issued or guaranteed by the U.S. government, GNMA Certificates, and securities issued by other agencies and instrumentalities of the U.S. government.
The Fund may invest in debt securities of any maturity, although the sub-adviser (“Sub-Adviser”) expects to invest in securities with effective maturities in excess of one year.
Please refer to the Statement of Additional Information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. government guaranteed securities.
The Fund may invest in futures, including U.S. Treasury futures, to manage the duration of the Fund. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the

Voya GNMA Income Fund
1

payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Fund invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
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Voya GNMA Income Fund

Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, the Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
When Issued and Delayed Delivery Securities and Forward Commitments: When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. These investments may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class P shares of the Fund had not commenced operations as of the calendar year ended December 31, 2019, the following bar chart shows the changes in the Fund's Class A shares' performance from year to year, and the table compares the Fund's Class A shares' performance to the performance of a broad-based securities market index/indices for the same period. Class P shares and Class A shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, Class P shares' performance would differ from Class A shares' performance to the extent they have differences in their fees and expenses. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.individuals.voya.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2010, 3.08% and Worst quarter: 2nd 2013, -2.20%
The Fund's Class A shares' year-to-date total return as of March 31, 2020: [%]
Voya GNMA Income Fund
3

Average Annual Total Returns %
(for the periods ended December 31, 2019)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes				N/A	08/17/73
After tax on distributions				N/A
After tax on distributions with sale				N/A
Bloomberg Barclays GNMA Index[1]				N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jeff Dutra Portfolio Manager (since 05/09)	Justin McWhorter Portfolio Manager (since 05/09)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	P
Non-retirement accounts	$—
Retirement accounts	$—
Certain omnibus accounts	$—
Pre-Authorized Investment Plan	$—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Voya GNMA Income Fund

KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Fund's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.
Neither this Prospectus, nor the related SAI, nor other communications to shareholders, such as proxy statements, is intended, or should be read, to be or give rise to an agreement or contract between Voya Funds Trust, the Trustees, or the Fund and any investor, or to give rise to any rights to any shareholder or other person other than any rights under federal or state law.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Fund. So long as the Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder or under the terms of an exemptive order granted by the SEC.
The Fund is a series of Voya Funds Trust (“Trust”), a Delaware statutory trust. The Fund is managed by Voya Investments, LLC (“Voya Investments” or “Adviser”).
Fund shares may be classified into different classes of shares. The classes of shares of the Fund would be substantially the same except for different expenses, certain related rights, and certain shareholder services. All share classes of the Fund have a common investment objective and investment portfolio. This Prospectus only offers the class of shares listed on the cover of this Prospectus. Additional share classes of the Fund may be offered through a different prospectus.
Fundamental Investment Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. Other policies and investment strategies may be changed without a shareholder vote.
Non-Fundamental Investment Policies
The Fund has adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
Fund Diversification
The Fund is diversified, as such term is defined in the Investment Company Act of 1940 as amended, and the rules, regulations, and applicable exemptive orders thereunder (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Fund is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid
5

KEY FUND INFORMATION (continued)

securities, or others. While the Fund invests defensively, it may not achieve its investment objective. A Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Fund's fiscal year ends March 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objective
The Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. The Fund will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Additional Information About the Principal Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the principal risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.
The discussions below expand on the risks included in the Fund's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forward foreign currency exchange contracts, and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) has implemented similar requirements, which affects the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance
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MORE INFORMATION ABOUT THE FUND (continued)

that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Fund invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in market interest rates than shorter term securities.
These securities may be significantly affected by government regulation, market interest rates, market perception of the creditworthiness of an issuer servicer, and loan-to-value ratio of the underlying assets. During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or
8

MORE INFORMATION ABOUT THE FUND (continued)

the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Other investment companies include Holding Company Depositary Receipts (“HOLDRs”). Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates. Loans typically do not have call protection and may be prepaid partially or in full at any time without penalty.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, the Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
The Fund seeks to minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. In the event of a borrower default, the Fund will be protected to the extent the Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. The Fund is protected by its securities lending agent, which has agreed to indemnify the Fund from losses resulting from borrower default.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government and therefore involve greater risk. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. The impact of greater governmental scrutiny into the operations of certain agencies and government-sponsored enterprises may adversely affect the value of securities issued by these entities. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing market interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
9

MORE INFORMATION ABOUT THE FUND (continued)

When Issued and Delayed Delivery Securities and Forward Commitments: When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. These investments may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Further Information About Principal Risks
The following provides additional information about certain aspects of the principal risks described above.
Counterparty: The entity with which the Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions or when the Fund conducts business with a limited number of counterparties.
Duration: One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond’s price to market interest rate movements and is one of the tools used by a portfolio manager in selecting debt instruments. Duration is a measure of the average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a non-callable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a non-callable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in market interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if market interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if market interest rates dropped by one percentage point.
Investment by Other Funds: Various other funds and/or funds-of-funds, including some Voya funds, may invest in the Fund. If investments by these other funds result in large inflows or outflows of cash from the Fund, the Fund could be required to sell securities or invest cash at times, or in ways, that could negatively impact its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on the Fund. These transactions also could increase transaction costs or portfolio turnover or affect the liquidity of the Fund’s portfolio. The manager will monitor transactions by such funds-of-funds and will attempt to minimize any adverse effects on the Fund as a result of these transactions. So long as the Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Leverage: Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities, short sales, and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.
Manager: The Fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will make judgments and apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions will produce the desired results.
10

MORE INFORMATION ABOUT THE FUND (continued)

Operational: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses or impairing the Fund’s operations.
11

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
12

MANAGEMENT OF THE FUND

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of March 31, 2020, Voya Investments managed approximately [$] billion in assets.
Management Fee
The Adviser receives an annual fee for its services to the Fund. The fee is payable in monthly installments based on the average daily net assets of the Fund.
The Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.
The following table shows the aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of that Fund’s average daily net assets. The Adviser is contractually obligated to waive its management fee for Class P shares through [August 1, 2021]. There is no guarantee that the waiver will continue after that date.
Management Fees
Voya GNMA Income Fund [1]	0.57%
1	Effective January 1, 2020, the Adviser receives an annual advisory fee equal to the following as a percentage of the Fund’s average daily net assets: 0.45% on the first $1 billion of assets, 0.43% on the next $500 million of assets, and 0.41% on assets over $1.5 billion. Prior to January 1, 2020, the Advisor received an annual advisory fee equal to the following as a percentage of the Fund’s average daily net assets: 0.57% on the first $1 billion of assets, 0.50% on the next $500 million of assets, and 0.45% on assets over $1.5 billion.
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Fund’s annual shareholder report dated [March 31, 2020].
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Fund. The Adviser has ultimate responsibility, subject to the oversight of the Fund’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Fund and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that indirectly or directly wholly-owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Fund the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers. Pursuant to the exemptive relief, the Adviser, with the approval of the Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Fund’s assets among other sub-advisers.
The Adviser’s selection of sub-advisers presents conflicts of interest. The Adviser will have an economic incentive to select sub-advisers that charge the lowest sub-advisory fees, to select sub-advisers affiliated with it, or to manage a portion of a Fund itself. The Adviser may retain an affiliated sub-adviser (or delay terminating an affiliated sub-adviser) in order to help that sub-adviser achieve or maintain scale in an investment strategy or increase its assets under management. The Adviser may select or retain a sub-adviser affiliated with it even in cases where another potential sub-adviser or an existing sub-adviser might charge a lower fee or have more favorable historical investment performance.
13

MANAGEMENT OF THE FUND (continued)

In the event that the Adviser exercises its discretion to replace a sub-adviser or add a new sub-adviser, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Fund and a change to the investment strategies of the Fund.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser, the Fund’s Board, or the sub-adviser, provided that the conditions of such termination are met. In addition, the agreement may be terminated by the Fund’s shareholders. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Fund’s shareholders.
Voya Investment Management Co. LLC
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of March 31, 2020, Voya IM managed approximately [$] billion in assets.
Voya GNMA Income Fund
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Jeff Dutra, Portfolio Manager, has been with Voya IM since 2000 and is currently a senior portfolio manager for the residential mortgage-backed securities portfolios. Mr. Dutra also has experience managing the operations and accounting groups at Voya responsible for financial and mortgage derivatives. Prior to joining Voya IM, he was with Metropolitan Life Insurance from 1996 to 2000 and Salomon Brothers from 1994 to 1996.
Justin McWhorter, Portfolio Manager, has been with Voya IM since 2001 and is currently a portfolio manager for the residential mortgage-backed securities portfolios. Mr. McWhorter also has experience in investment accounting. Prior to joining Voya IM, he was with Arthur Andersen LLP from 1999 to 2001.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. See “Principal Underwriter” in the SAI.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
Contractual Arrangements
The Fund has contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.
14

CLASS OF SHARES

Choosing a Share Class
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; and (3) the expenses you will pay for the class. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The table below summarizes features of the class of shares available through this Prospectus.
Class P
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
15

HOW SHARES ARE PRICED

The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board. Such procedures provide, for example, that:
•	Exchange-traded securities are valued at the mean of the closing bid and ask.
•	Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data.
•	Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers.
•	Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes.
•	Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse.
•	Over-the-counter swap agreements are valued using a price provided by an independent pricing service.
•	Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service.
•	Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the
16

HOW SHARES ARE PRICED (continued)

principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
17

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Fund reserves the right to suspend the offering of shares.
Class P Shares
Class P shares may only be purchased by Voya affiliated products, including: (1) other funds in the Voya family of funds; (2) collective investment trusts, common investment trusts, and separate accounts sponsored or managed by Voya affiliated entities; and (3) funds outside the Voya family of funds managed or sub-advised by a Voya affiliate. Such availability is subject to Voya management's determination of the appropriateness of investment in Class P shares in light of the level at which advisory fees are charged to the investor.
Make your investment using the methods outlined in the following table.
18

HOW TO BUY SHARES (continued)

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (US) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
19

HOW TO BUY SHARES (continued)

Execution of Purchase Orders
Purchase orders are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the federal funds wire has been received. If you are opening a new account and you purchase by wire, you must submit an application form prior to Market Close. If an order or payment by wire is received after Market Close, your order will not be executed until the next NAV is determined. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, your broker-dealer or financial institution must receive your order in proper form before Market Close and transmit the order to the Transfer Agent or the Distributor in a timely manner.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
20

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $10,000,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (up to a maximum of $10,000,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the Business Day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Execution of Sale Requests
Sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. For your transaction to be counted on the day you place your sale request with your broker-dealer or other financial institution, your broker-dealer or financial institution must receive your sale request in proper form before Market Close and transmit the sale request to the Transfer Agent or the Distributor in a timely manner.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will typically be made within one business day after receipt by the Transfer Agent of a request in good order. The Fund can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected,
21

HOW TO SELL SHARES (continued)

the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 30 days. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
The Fund will typically pay redemption proceeds in cash using cash held by the Fund, with cash generated by the Fund through the sale of cash equivalents and other Fund assets or by borrowing cash pursuant to the Fund’s line of credit. A Fund may, however, determine in its absolute discretion to distribute non-cash assets in kind in complete or partial satisfaction of its obligation to pay redemption proceeds to a shareholder. The Fund may distribute non-cash assets in any case where it has determined, in its sole discretion, that it is advisable and in the best interests of the Fund. By way of example, where the redemption might be expected to have an unfavorable tax effect on the Fund, cases arising during a period of deteriorating market conditions or market stress, cases arising when a significant portion of the Fund’s portfolio is comprised of less-liquid and/or illiquid securities, or in the case of a very large redemption that could adversely affect Fund operations. In such a case, the Fund could elect to make payment in securities or other assets for redemptions that exceed the lesser of $250,000 or 1% of its net assets during any 90-day period for any one record shareholder. A shareholder may incur brokerage costs in converting such assets to cash.
Telephone Orders
Neither the Fund nor the Transfer Agent will be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund or the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
Small Accounts
Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund's minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
22

HOW TO EXCHANGE SHARES

Exchanges Between Voya Mutual Funds
You may exchange shares of the Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders® Trust Fund (Voya GNMA Income Fund may also exchange shares for the same class of shares of Voya Corporate Leaders® Trust Fund), without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Government Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund.
If you exchange shares of the Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
Exchanges Between Classes of the Fund
You may exchange Class C and Class W shares for Class I shares within the Fund, or you may exchange Class A shares and Class I shares for any other class within the Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, or you may exchange Class C shares for Class A shares within the Fund after you have held your Class C shares for 10 years or more, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired, unless the Distributor approves the exchange and determines that no CDSC is payable in connection with the exchange; (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc.); and (3) you may not exchange Class C shares for Class A shares unless your intermediary has agreed to waive its right to receive the front-end sales charge that otherwise would be applicable to the Class A shares. Last, you may exchange Class P shares for Class I shares within the Fund if you are no longer eligible for Class P shares and otherwise meet the eligibility requirements of Class I shares.
All exchanges within the Fund are subject to the discretion of the Distributor to permit or reject such exchanges. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes from an exchange between classes of shares within the Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. Shareholders should consult their tax advisors as to the federal, state, local, and non-U.S. tax consequences of an exchange between classes of shares within the Fund.
Exchanges between classes of shares within the Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of the Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges between Voya mutual funds, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
23

HOW TO EXCHANGE SHARES (continued)

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
24

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. A Fund will not be liable for any loss resulting from rejected orders or other actions as described above.
The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in its current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time it calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce its exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that the Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund’s shares which negatively affects long-term shareholders.
The Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:
•	Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Fund's systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
•	Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund's policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
25

FREQUENT TRADING - MARKET TIMING (continued)

If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next Business Day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Fund reserves the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.
Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Adviser or its affiliated entities have agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Adviser or its affiliated entities will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Fund will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
26

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities or their affiliates (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may receive compensation from a Fund for providing services which are primarily intended to result in the sale of Fund shares. The Distributor has an agreement in place with each broker-dealer selling the Fund defining specifically what that broker-dealer will be paid for the sale of a particular Voya mutual fund. The broker-dealer then pays the registered representative who sold you the mutual fund some or all of what they receive from Voya. A registered representative may receive a payment when the sale is made and in some cases, can continue to receive payments while you are invested in the mutual fund. In addition, other entities may receive compensation from a Fund for providing services which are primarily intended to result in the sale of Fund shares, so long as such entities are permitted to receive these fees under applicable rules and regulations.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. Depending on the broker-dealer's satisfaction of the required conditions, these payments may be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund's shares sold by the broker-dealer during a particular period. For example, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
Voya, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of Voya. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
Voya may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.
The compensation paid by Voya to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Voya mutual funds. The amount of continuing compensation paid by Voya to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in Voya mutual funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.
Voya or a Voya mutual fund may pay service fees to intermediaries for administration, recordkeeping, and other shareholder services. Intermediaries receiving these payments may include, among others, brokers, financial planners or advisers, banks, and insurance companies. The Voya mutual funds may reimburse Voya for some or all of the payments made by Voya to intermediaries for these services.
In some cases, a financial intermediary may hold its clients’ mutual fund shares in nominee or street name. These financial intermediaries may (though they will not necessarily) provide services including, among other things: processing and mailing trade confirmations; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The top firms Voya paid to sell its mutual funds as of the last calendar year are:
27

PAYMENTS TO FINANCIAL INTERMEDIARIES (continued)

Advisor Group, Inc.; Ameriprise Financial Services, Inc.; Broadridge Business Process Outsourcing, LLC; Cetera Advisor Networks, LLC; Charles Schwab & Co. Inc.; Directed Services LLC; Goldman Sachs & Co.; J.P. Morgan Securities, LLC; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley; National Financial Services, LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Prudential Insurance Company of America; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; ReliaStar Life Insurance Company of New York; TD Ameritrade, Inc.; UBS Financial Services, Inc.; Voya Financial Advisors, Inc.; Voya Retirement Insurance and Annuity Company; Wells Fargo Bank N.A.; and Wells Fargo Clearing Services, LLC.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.
28

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends daily and pays dividends consisting of ordinary income, if any, monthly.
From time to time a portion of the Fund’s distributions may constitute a return of capital. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another Voya mutual fund that offers the same class of shares.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund's shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss an investment in the Fund with your tax advisor.
The Fund will distribute all, or substantially all, of its net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions properly reported as capital gain dividends are taxable as long term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified annually of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.
The Fund intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
29

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

The Fund is required to withhold a portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your U.S. federal income tax liability.
Shareholders that invest in the Fund through a tax advantaged account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income and proceeds received by the Fund from sources within foreign countries may be subject to foreign withholding or other taxes. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income or proceeds. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.
Please see the SAI for further information regarding tax matters.
30

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you will be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
31

INDEX DESCRIPTION

The Bloomberg Barclays GNMA Index is comprised of all fixed securities mortgage pools by GNMA, including GNMA Graduated Payment Mortgages.
32

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by [ ], whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request. The information for the period ended September 30, 2019 is derived from the Fund’s unaudited financial statements which are included in the Fund’s unaudited semi-annual shareholder report dated September 30, 2019 and is available upon request.
Because Class P shares of the Fund had not commenced operations as of the fiscal year ended March 31, 2020, such share class financial highlights are not presented; however, financial highlights for Class A shares are presented for the Fund. Annual returns would differ only to the extent that Class P shares and Class A shares have different fees and expenses.
33

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya GNMA Income Fund
Class A
09-30-19+	8.36	0.09•	0.15	0.24	0.11	—	—	0.11	—	8.49	2.88	0.96	0.95	0.95	2.19	425,673	241
03-31-19	8.25	0.18	0.13	0.31	0.20	—	—	0.20	—	8.36	3.85	0.97	0.95	0.95	2.25	394,763	398
03-31-18	8.44	0.14•	(0.13)	0.01	0.18	—	0.02	0.20	—	8.25	0.08	0.95	0.95	0.95	1.66	435,118	367
03-31-17	8.63	0.08	(0.04)	0.04	0.13	0.01	0.09	0.23	—	8.44	0.44	0.93	0.93	0.93	1.02	513,223	580
03-31-16	8.70	0.13	0.06	0.19	0.17	—	0.09	0.26	—	8.63	2.21	0.93	0.93	0.93	1.39	630,448	508
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS
(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
+	Unaudited.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
34

TO OBTAIN MORE INFORMATION
You will find more information about the Fund in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Fund's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the applicable reporting period, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
Copies of this information may also be obtained for a duplicating fee, by contacting the SEC at: publicinfo@sec.gov.
Or obtain the information at no cost by visiting the EDGAR Database on the SEC's Internet website at: www.sec.gov.
When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:
Voya Funds Trust	811-08895
Voya GNMA Income Fund

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[XXXXXX]	(0520-052220)

STATEMENT OF ADDITIONAL INFORMATION
[May 22, 2020]
Voya Funds Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Voya GNMA Income Fund
Class/Ticker: P/[XXXXX]
This Statement of Additional Information (“SAI”) contains additional information about the Fund listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated [May 22, 2020], as supplemented or revised from time to time. The Fund’s financial statements for the fiscal year ended March 31, 2019, including the independent registered public accounting firm’s report thereon found in the Fund’s most recent annual report to shareholders, and the Fund’s unaudited financial statements for the period ended September 30, 2019 included in the Fund’s semi-annual report to shareholders are incorporated into this SAI by reference. The Fund’s Prospectus and annual or unaudited semi-annual shareholder reports may be obtained free of charge by contacting the Fund at the address and phone number written above or by visiting our website at www.voyainvestments.com.

INTRODUCTION AND GLOSSARY
This SAI is designed to elaborate upon information contained in the Fund’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Fund’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.
Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.
Following are definitions of general terms that may be used throughout this SAI:
1933 Act: Securities Act of 1933, as amended
1934 Act: Securities Exchange Act of 1934, as amended
1940 Act: Investment Company Act of 1940, as amended
Adviser: Voya Investments, LLC or Voya Investments (formerly, ING Investments, LLC)
Affiliated Fund: A fund within the Voya family of funds
Board: The Board of Trustees for the Trust
Business Day: Each day the NYSE opens for regular trading
CDSC: Contingent deferred sales charge
CFTC: United States Commodity Futures Trading Commission
Code: Internal Revenue Code of 1986, as amended
Distributor: Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC)
Distribution Agreement: The Distribution Agreement for the Fund, as described herein
ETF: Exchange Traded Fund
EU: European Union
Expense Limitation Agreement: The Expense Limitation Agreement(s) for the Fund, as described herein
FDIC: Federal Deposit Insurance Corporation
FHLMC: Federal Home Loan Mortgage Corporation
FINRA: Financial Industry Regulatory Authority, Inc.
Fiscal Year End of the Fund: March 31,
Fitch: Fitch Ratings
FNMA: Federal National Mortgage Association
Fund: One or more of the investment management companies listed on the front cover of this SAI
GNMA: Government National Mortgage Association
Independent Trustees: The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Fund
Interested Trustees: The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of the Fund
Investment Management Agreement: The Investment Management Agreement for the Fund, as described herein
IPO: Initial Public Offering
IRA: Individual Retirement Account
IRS: United States Internal Revenue Service
LIBOR: London Interbank Offered Rate
MLPs: Master Limited Partnerships
Moody’s: Moody’s Investors Service, Inc.
NAV: Net Asset Value
NRSRO: Nationally Recognized Statistical Rating Organization
NYSE: New York Stock Exchange

OTC: Over-the-counter
Principal Underwriter: Voya Investments Distributor, LLC or the “Distributor”
Prospectus: One or more prospectuses for the Fund
REIT: Real Estate Investment Trust
REMICs: Real Estate Mortgage Investment Conduits
RIC: A “Regulated Investment Company,” pursuant to the Code
Rule 12b-1: Rule 12b-1 (under the 1940 Act)
Rule 12b-1 Plan: A distribution and/or Shareholder Service Plan adopted under Rule 12b-1
S&L: Savings & Loan Association
S&P: S&P Global Ratings
SEC: United States Securities and Exchange Commission
Sub-Adviser: One or more sub-advisers for a Fund, as described herein
Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for the Fund, as described herein
Underlying Funds: Unless otherwise stated, other mutual funds or ETFs in which the Fund may invest
Voya family of funds or the “funds”: All of the RICs managed by Voya Investments
Voya IM: Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
The Trust: Voya Funds Trust
HISTORY OF the Trust
Voya Funds Trust, an open-end management investment company that is registered under the 1940 Act, was organized as a Delaware statutory trust on August 6, 1998. On February 28, 2001, the name of the Trust changed from ING Funds Trust to Pilgrim Funds Trust. On March 1, 2002, the name of the Trust changed from Pilgrim Funds Trust to ING Funds Trust. On May 1, 2014, the name of the Trust changed from ING Funds Trust to Voya Funds Trust.
Fund Name Changes During the Past Ten Years
Fund	Former Name	Date of Change
Voya GNMA Income Fund	ING GNMA Income Fund	May 1, 2014
SUPPLEMENTAL DESCRIPTION OF Fund INVESTMENTS AND RISKS
Diversification
The Fund is classified as a “diversified” fund as that term is defined under the 1940 Act. The 1940 Act generally requires that a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).
A non-diversified fund under the 1940 Act means that a fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a fund’s assets in the securities of a small number of issuers may cause a fund’s share price to fluctuate more than that of a diversified fund. When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.
Concentration
For purposes of the 1940 Act, concentration occurs when at least 25% of a fund’s assets are invested in any one industry. The Fund has a fundamental policy against concentration.
Investments, Investment Strategies, and Risks
The table on the following pages identifies various securities and investment techniques that the Adviser or the Sub-Adviser may use in managing the Fund and provides a more detailed description of those securities and investment techniques along with the risks associated with them. The Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used. The Fund’s transactions in a particular type of security or use of a particular technique is subject to the limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Fund’s Prospectus and/or in this SAI, as well as the federal securities laws. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund’s Prospectus. Where a particular type of security or investment technique is not discussed in the Fund’s Prospectus that security or investment technique is not a principal investment strategy; and the Fund will not invest more than 5% of its assets in such security or investment technique.
Please refer to the fundamental and non-fundamental investment restrictions following the description of securities for more information on any applicable limitations.
Asset Class/Investment Technique	Voya GNMA Income Fund
Equity Securities
Commodities
Common Stocks
Convertible Securities
Initial Public Offerings
Master Limited Partnerships
Other Investment Companies and Pooled Investment Vehicles	X
Preferred Stocks
Private Investments in Public Companies
Real Estate Securities and Real Estate Investment Trusts
Small- and Mid-Capitalization Issuers
Special Situation Issuers
Trust Preferred Securities
Debt Instruments
Asset-Backed Securities
Bank Instruments
Commercial Paper
Corporate Debt Instruments
Credit-Linked Notes
Custodial Receipts and Trust Certificates
Delayed Funding Loans and Revolving Credit Facilities
Event-Linked Bonds
Floating or Variable Rate Instruments	X
Guaranteed Investment Contracts
High Yield Securities
Inflation-Indexed Bonds
Inverse Floating Rate Securities
Mortgage-Related Securities	X
Municipal Securities
Senior and Other Bank Loans
U.S. Government Securities and Obligations	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds
Foreign Investments
Depositary Receipts
Emerging Market Investments
Eurodollar and Yankee Dollar Instruments
Foreign Currencies
Sovereign Debt
Supranational Entities
Derivative Instruments
Forward Commitments	X
Futures Contracts	X

Asset Class/Investment Technique	Voya GNMA Income Fund
Hybrid Instruments
Options
Participatory Notes
Rights and Warrants
Swap Transactions and Options on Swap Transactions
Other Investment Techniques
Borrowing	X
Illiquid Securities
Participation on Creditors Committees
Repurchase Agreements	X
Restricted Securities
Reverse Repurchase Agreements and Dollar Roll Transactions	X
Securities Lending	X
Short Sales
To Be Announced Sale Commitments	X
When-Issued Securities and Delayed-Delivery Transactions	X
EQUITY SECURITIES
Other Investment Companies and Pooled Investment Vehicles: Securities of other investment companies and pooled investment vehicles, including shares of closed-end investment companies, unit investment trusts, ETFs, open-end investment companies, and private investment funds represent interests in managed portfolios that may invest in various types of instruments. Investing in another investment company or pooled investment vehicle exposes the Fund to all the risks of that other investment company or pooled investment vehicle as well as additional expenses at the other investment company or pooled investment vehicle-level, such as a proportionate share of portfolio management fees and operating expenses. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. Investing in a pooled investment vehicle involves the risk that the vehicle will not perform as anticipated. The amount of assets that may be invested in another investment company or pooled investment vehicle or in other investment companies or pooled investment vehicles generally may be limited by applicable law.
The securities of other investment companies, particularly closed-end funds, may be leveraged and, therefore, will be subject to the risks of leverage. The securities of closed-end investment companies and ETFs carry the risk that the price paid or received may be higher or lower than their NAV. Closed-end investment companies and ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other factors.
In making decisions on the allocation of the assets in other investment companies, the Adviser and Sub-Adviser are subject to several conflicts of interest when they serve as the Adviser and Sub-Adviser to one or more of the other investment companies. These conflicts could arise because the Adviser or Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the other investment companies than others. For example, where the other investment companies have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for other investment companies sub-advised by an affiliate of the Adviser or Sub-Adviser, the Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Adviser and Sub-Adviser may believe that redemption from another investment company will be harmful to that investment company, the Adviser and Sub-Adviser or an affiliate. Therefore, the Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of another investment company.
The Adviser has informed the Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Fund may be offered as an investment option. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s and Sub-Adviser’s investment decisions, including their allocation decisions with respect to the other investment companies, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to other investment companies which invest primarily in debt instruments or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques.
The Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser's and Sub-Adviser’s allocation decisions may be affected by their conflicts of interest.

Exchange-Traded Funds: ETFs are investment companies whose shares trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). The value of an ETF’s shares will change based on changes in the values of the investments it holds. The value of an ETF’s shares will also likely be affected by factors affecting trading in the market for those shares, such as illiquidity, exchange or market rules, and overall market volatility. The market price for ETF shares may be higher or lower than the ETF’s NAV. The timing and magnitude of cash flows in and out of an ETF could create cash balances that act as a drag on the ETF’s performance. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. Substantial market or other disruptions affecting ETFs could adversely affect the liquidity and value of the shares of the Fund to the extent it invests in ETFs. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.
DEBT INSTRUMENTS
Mortgage-Related Securities: Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. There may also be investments in debt instruments which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Financial downturns (particularly an increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment) may adversely affect the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors may cause certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk of losses on mortgage-related securities.
Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has in the past experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in the past and may continue to increase, and a decline in or flattening of housing values (as has in the past been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Due largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Adjustable Rate Mortgage-Backed Securities: Adjustable rate mortgage-backed securities (“ARM MBSs”) have interest rates that reset at periodic intervals. Acquiring ARM MBSs permits participation in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARM MBSs are based. Such ARM MBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, there can be reinvestment in the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARM MBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, there is no benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARM MBSs behave more like fixed-income debt instruments and less like adjustable rate debt instruments and are subject to the risks associated with fixed-income debt instruments. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Agency Mortgage-Related Securities: The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
To the extent third party entities involved with mortgage-backed securities issued by private issuers are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-backed securities, including the Fund. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Fund, to cover legal or related costs. Any such action could result in losses to the Fund.

Collateralized Mortgage Obligations: Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, there may be investments in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A manager may invest in various tranches of CMO bonds, including support bonds.
CMO Residuals: CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage- Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, the initial investment in a CMO residual may never be fully recouped.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability.
Commercial Mortgage-Backed Securities: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Reverse Mortgage-Related Securities and Other Mortgage-Related Securities: Reverse mortgage-related securities and other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt instruments issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Stripped Mortgage-Backed Securities: SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO class”), while the other class will receive all of the principal (the principal-only or “PO class”). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, there may be failure to recoup some or all of the initial investment in these securities even if the security is in one of the highest rating categories.
Privately Issued Mortgage-Related Securities: Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets certain investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage-related securities without insurance or guarantees may be bought if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser or Sub-Adviser determines that the securities meet certain quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately issued mortgage-related securities may be purchased that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the investment restrictions related to industry concentration by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Tiered Index Bonds: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.
U.S. Government Securities and Obligations: Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on the Fund or issuers of securities held by the Fund. The Adviser and Sub-Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser and Sub-Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
Government Trust Certificates: Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government, no less than 90% of which is backed by the full faith and credit guarantee issued by the federal government of the United States pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998; and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another NRSRO.
DERIVATIVE INSTRUMENTS
Derivatives are financial contracts whose values change based on changes in the values of one or more underlying assets or the difference between underlying assets. Underlying assets may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives may be traded on contract markets or exchanges, or may take the form of contractual arrangements between private counterparties. If a private counterparty is a party to a derivative contract, the value of that contract to the other party will depend on the ability and willingness of the counterparty to perform its obligations. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying asset(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives typically involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the United States and other countries, including margin, clearing, trading, reporting, and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause changes in the use of derivatives, or otherwise adversely affect the use of derivatives.
Certain transactions require margin or collateral to be posted to a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party. If an entity holding the margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations due to financial difficulties, there could be delays and/or losses in liquidating open positions purchased or sold through such entity and/or incur a loss of all or part of its collateral or margin deposits with such entity.
Some derivatives may be used for “hedging,” meaning that they may be used when the manager seeks to protect investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the manager seeks to increase liquidity; implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of portfolio investments; and/or to enhance return. However, when derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict and understand relevant market movements.
Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (“EU”) and some other countries have implemented similar requirements, which will affect derivatives transactions with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Clearing rules and other new rules and regulations could, among other things, restrict a registered investment company's ability to engage in, or increase the cost of, derivatives transactions, for example, by making some types of derivatives no longer available, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements may expose investors to new kinds of costs and risks. For example, in the event of a counterparty's (or its affiliate's) insolvency, the Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU, the liabilities of such counterparties could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Additionally, U.S. regulators, the EU and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a registered investment company and its counterparties and may increase the amount of margin required. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.
Exclusions of investment adviser from commodity pool operator definition. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Compliance with the terms of the CPO exclusion may limit the ability of the Adviser to manage the investment program of the Fund in the same manner as it would in the absence of CPO exclusion requirements. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.
Forward Commitments: Forward commitments are contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A forward commitment may be disposed of prior to settlement. Such a disposition would result in the realization of short-term profits or losses.
Payment for the securities pursuant to one of these transactions is not required until the delivery date. However, the purchaser assumes the risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If the Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
Forward Currency Contracts: A forward currency contract is an obligation to purchase or sell a specified currency against another currency at a future date and price as agreed upon by the parties. Forward contracts usually are entered into with banks and broker-dealers and usually are for less than one year, but may be renewed. Futures contracts may be held to maturity and make the contemplated payment and delivery, or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund would be able to close out a forward currency contract at a favorable price or time prior to maturity.

Forward currency transactions may be used for hedging purposes. For example, the Fund might sell a particular currency forward, for example, if it holds bonds denominated in that currency but the Portfolio Manager anticipates, and seeks to protect the Fund against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which a Portfolio Manager anticipates purchasing for the Fund.
Hedging against a decline in the value of a currency does not limit fluctuations in the prices of portfolio securities or prevent losses to the extent they arise from factors other than changes in currency exchange rates. In addition, hedging transactions may limit opportunities for gain if the value of the hedged currency should rise. Moreover, it may not be possible to hedge against a devaluation that is so generally anticipated that no contracts are available to sell the currency at a price above the devaluation level it anticipates. The cost of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Futures Contracts: A financial futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an underlying asset at a specific price and time agreed upon when the contract is made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as “contract markets” - approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Futures are subject to the creditworthiness of the futures commission merchant(s) and clearing organizations involved in the transaction.
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying asset called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.
Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. See, for example, “Index Futures Contracts” below.
The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. The purchaser or seller of a futures contract is required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin is typically calculated as a percentage of the contract's notional amount. A futures contract is valued daily at the official settlement price of the exchange on which it is traded. Each day cash is paid or received, called “variation margin,” equal to the daily change in value of the futures contract. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.
The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.
Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and potentially resulting in substantial losses. The inability to close futures positions could require maintaining a futures positions under circumstances where the manager would not otherwise have done so, resulting in losses.
If the Fund buys or sells a futures contract as a hedge to protect against a decline in the value of a portfolio investment, changes in the value of the futures position may not correlate as expected with changes in the value of the portfolio investment. As a result, it is possible that the futures position will not provide the desired hedging protection, or that money will be lost on both the futures position and the portfolio investment.

Margin Payments: If the Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying asset rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment generally equal to the difference between the delivery price of the futures contract and the market price of the underlying asset. Conversely, if the price of the underlying asset falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment generally equal to the difference between the delivery price of the futures contract and the market price of the underlying asset. If an exchange raises margin rates, the Fund would have to provide additional capital to cover the higher margin rates which could require closing out other positions earlier than anticipated.
If the Fund terminates a position in a futures contract, a final determination of variation margin would be made, additional cash would be paid by or to the Fund, and the Fund would realize a loss or a gain. Such closing transactions involve additional commission costs.
Index Futures Contracts: An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities or other assets making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.
Interest Rate Futures Contracts: An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt instruments at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt instrument at a future date at a price set at the time of the contract. Interest rate futures contracts may be bought or sold in an attempt to protect against the effects of interest rate changes on current or intended investments in fixed income instruments or generally to adjust the duration and interest rate sensitivity of an investment portfolio. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt instruments. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio. If interest rates did increase, the value of the debt instruments in the portfolio would decline, but the value of the interest rate futures contracts would be expected to increase, subject to the correlation risks described below, thereby keeping the NAV of the Fund from declining as much as it otherwise would have.
Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, an interest rate futures contract may protect against the effects of the anticipated rise in the value of long-term bonds until the necessary cash becomes available or the market stabilizes. At that time, the interest rate futures contracts could be liquidated and cash could then be used to buy long-term bonds on the cash market. Similar results could be achieved by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the futures market may be more liquid than the cash market in certain cases or at certain times.
Risks of transactions in futures contracts and related options: Successful use of futures contracts is subject to the Portfolio Manager’s ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the underlying futures contracts. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
The use of futures and related options involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options, of the options and futures contracts themselves, and, in the case of hedging transactions, of the underlying assets which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Portfolio Managers to forecast interest rates and market movements correctly. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying asset due to certain market distortions. For example, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying asset and futures markets. The margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.
The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option.
The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund’s holding does not exceed applicable position limits, it is possible that some or all of the client accounts managed by the Portfolio Managers and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Portfolio Managers for the Fund may be affected by the sizes of such aggregate positions. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.
OTHER INVESTMENT TECHNIQUES
Borrowing: Borrowing will result in leveraging of the Fund’s assets. This borrowing may be secured or unsecured. Borrowing, like other forms of leverage, will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sells holdings at that time.
From time to time, the Fund may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such credit agreements will be allocated pursuant to guidelines approved by the Board.
The Fund may engage in other transactions that may have the effect of creating leverage in the Fund’s portfolio, including by way of example reverse repurchase agreements, dollar rolls, and derivatives transactions. The Fund will generally not treat such transactions as borrowings of money.
Repurchase Agreements: A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price. Repurchase agreements may be viewed as loans which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. To the extent that the Fund has invested a substantial portion of its assets in repurchase agreements, the investment return on such assets, and potentially the ability to achieve the investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.
Reverse Repurchase Agreements and Dollar Roll Transactions: Reverse repurchase agreements involve sales of portfolio securities to another party and an agreement by the the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. The Fund will typically segregate or “earmark” assets determined to be liquid by Fund management in accordance with procedures established by the Board, equal (on a mark-to-market basis) to its obligations under any reverse repurchase or dollar roll agreement.
Dollar rolls involve selling securities (e.g. mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage-dollar rolls and U.S. Treasury rolls are types of dollar rolls. During the roll period, principal and interest paid on the securities is not received but proceeds from the sale can be invested.
Reverse repurchase agreement and dollar rolls involve the risk that the market value of the securities to be repurchased under the agreement may decline below the repurchase price. If the buyer of securities under a reverse repurchase agreement or dollar rolls files for bankruptcy or becomes insolvent, such a buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the obligation to repurchase the securities and use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.
Securities Lending: Securities lending involves lending of portfolio securities to qualified broker/dealers, banks or other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failure to deliver securities, or completing arbitrage operations. Securities are loaned pursuant to a securities lending agreement approved by the Board and under the terms, structure and the aggregate amount of such loans consistent with the 1940 Act. Lending portfolio securities increases the lender’s income by receiving a fixed fee or a percentage of the collateral, in addition to receiving the interest or dividend on the securities loaned. As collateral for the loaned securities, the borrower gives the lender collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash (including U.S. dollars and foreign currency), securities issued by the U.S. Government or its agencies or instrumentalities, or such other collateral as may be approved by the Board. The borrower must also agree to increase the collateral if the value of the loaned securities increases but may request some of the collateral be returned if the market value of the loaned securities goes down.
During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. Loans are subject to termination by the lender or a borrower at any time. The Fund may choose to terminate a loan in order to vote in a proxy solicitation.
During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays the lender a substitute payment equal to any interest or dividends the lender would have received directly from the issuer of the security if the lender had not loaned the security. When a lender receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the lender itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for (i) treatment as “qualified dividend income” in the hands of individuals or (ii) the federal dividends received deduction in the hands of corporate shareholders. The Adviser expects generally to follow the practice of causing the Fund to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. By doing so, a lender would receive the dividend directly from the issuer of the securities, rather than a substitute payment from the borrower of the securities, and thereby preserve the possibility of those tax benefits for certain shareholders. A lender’s shares may be held by affiliates of the Adviser, and the Adviser’s termination of securities loans under these circumstances (resulting in the lender’s foregoing income from the loans after the termination) may provide an economic benefit to those affiliates.
Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers that may be used and securities may be loaned to only one or a small group of borrowers. Participation in securities lending also incurs the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return on investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Adviser is not responsible for any loss incurred by the Fund in connection with the securities lending program.
To Be Announced Sale Commitments: To be announced commitments represent an agreement to purchase or sell securities on a delayed delivery or forward commitment basis through the “to-be announced” (“TBA”) market. With TBA transactions, a commitment is made to either purchase or sell securities for a fixed price, without payment, and delivery at a scheduled future dated beyond the customary settlement period for securities. In addition, with TBA transactions, the particular securities to be delivered or received are not identified at the trade date; however, securities delivered to a purchaser must meet specified criteria (such as yield, duration, and credit quality) and contain similar characteristics. TBA securities may be sold to hedge positions or to dispose of securities under delayed-delivery arrangements.
Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the purchaser will still bear the risk of any decline in the value of the security to be delivered. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the purchaser may be less favorable than the security delivered to the dealer. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser. TBA securities have the effect of creating leverage.
Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

When-Issued Securities and Delayed Delivery Transactions: When-issued securities and delayed delivery transactions involve the purchase or sale of securities at a predetermined price or yield with payment and delivery taking place in the future after the customary settlement period for that type of security. Upon the purchase of the securities, liquid assets with an amount equal to or greater than the purchase price of the security will be set aside to cover the purchase of that security. The value of these securities is reflected in the net assets value as of the purchase date; however, no income accrues from the securities prior to their delivery.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When the Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The purchase of securities in this type of transaction increases an overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. If deemed advisable as a matter of investment strategy, the securities may be disposed of or the transaction renegotiated after it has been entered into, and the securities sold before those securities are delivered on the settlement date.
OTHER RISKS
Cyber Security Issues: The Voya family of funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Fund or its service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. While each Fund has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, and such third party service providers may have limited indemnification obligations to the Adviser or a Fund, each of whom could be negatively impacted as a result. A Fund and its shareholders could be negatively impacted as a result.
TEMPORARY DEFENSIVE STRATEGIES
When the Adviser or sub-adviser (if applicable) to the Fund anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund invests defensively, it may not achieve its investment objective. The Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized.
PORTFOLIO TURNOVER
A change in securities held in the Fund’s portfolio is known as portfolio turnover and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs associated with the purchase or sale of securities.
The Fund may sell a portfolio investment soon after its acquisition if the Adviser or Sub-Adviser believes that such a disposition is consistent with the Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Portfolio turnover rate for a fiscal year is the percentage determined by dividing (i) the lesser of the cost of purchases or sales of portfolio securities by (ii) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. Securities with maturities at acquisition of one year or less are excluded from this calculation. The Fund cannot accurately predict its turnover rate; however, the rate will be higher when the Fund finds it necessary or desirable to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.
A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which are ultimately borne by the Fund’s shareholders. High portfolio turnover may result in the realization of substantial capital gains.
The Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.
To the extent the Fund invests in affiliated Underlying Funds, the discussion above relating to investment decisions made by the Adviser or the Sub-Adviser with respect to the Fund also includes investment decisions made by an Adviser or a Sub-Adviser with respect to those Underlying Funds.
Significant Portfolio Turnover During the Last Two Fiscal Years

Voya GNMA Income Fund’s portfolio turnover rate decreased from 580% in 2017 to 367% in 2018. The Fund’s portfolio managers employed a deliberate and consistent strategy to decrease the amount of TBA holdings in the Fund over the past couple of years. The result of this strategy decreases the amount of “dollar-rolling” required to move the TBA positions from one month to the next, therefore, directly reducing the perceived portfolio turnover of the Fund.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.
Unless otherwise stated, if a Fund’s holdings of illiquid securities exceeds 15% of its net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund.
Illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
Voya GNMA Income Fund
As a matter of fundamental policy, the Fund may not:
1.	issue senior securities;
2.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;
3.	underwrite securities of other issuers;
4.	concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. government or its agencies;
5.	purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);
6.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;
7.	purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker’s commission, results to a sponsor or dealer, or by merger or other reorganization;
8.	purchase any security on margin or effect a short sale of a security;
9.	buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors, or its adviser, as principal;
10.	contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;
11.	purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of Voya Investments, LLC, or a person owning more than 10% of the stock of either, own beneficially more than ½ of 1% of the securities of such issuer and such persons owning more than ½ of 1% of such securities together own beneficially more than 5% of the securities of such issuer;
12.	invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. government or its agencies), except that such restriction shall not apply to 25% of the Fund’s portfolio so long as the NAV of the portfolio does not exceed $2,000,000;
13.	purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

14.	purchase any security restricted as to disposition under federal securities laws;
15.	invest in interests in oil, gas, or other mineral exploration or development programs; or
16.	buy or sell puts, calls, or other options.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The Board has adopted the following non-fundamental investment restrictions, which may be changed by a vote of the Fund’s Board and without shareholder vote.
Voya GNMA Income Fund
•	The Fund may make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Fund.
•	The Fund may only purchase other investment companies in the open market and if no profit (other than the customary broker’s commission) is paid.
•	Over-the-Counter Options are subject to the Fund’s limitation on investment in illiquid securities measured at the time of purchase.
•	The Fund may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. government (including Treasury Bills, Notes, or Bonds), Government National Mortgage Association Certificates, and securities issued by other agencies and instrumentalities of the U.S. government. No more than 10% of the Fund’s assets may be invested in repurchase agreements which mature in more than 7 days.
•	The Fund may not invest more than 15% of their net assets in illiquid securities, measured at the time of investment.
•	Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund’s total assets.
•	The Fund may lend Fund securities in an amount up to 33 1/3% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities.
The Fund may purchase or sell securities on a when-issued (for the purpose of acquiring portfolio securities and not for the purpose of leverage) or a delayed delivery basis (generally 15 or 45 days after the commitment is made). The Fund may not make contracts to purchase securities for a fixed price at a future date beyond customary settlement time “forward commitments.”
DISCLOSURE OF the Fund’s PORTFOLIO SECURITIES
The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q or as an exhibit to Form N-PORT (available for filings after March 31, 2019) for the first and third fiscal quarters. The Fund’s Form N-PORT exhibits are available on the SEC’s website at www.sec.gov and may be obtained, free of charge, by contacting the Fund at the address and phone number on the cover of this SAI or by visiting our website at www.voyainvestments.com.
In addition, the Fund posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 15th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.
The Fund may also post its complete or partial portfolio holdings on its website as of a specified date. The Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.
The Fund also compiles a list of its ten largest (“Top Ten”) holdings and/or its Top Ten largest issuers. This information is made available on Voya’s website on the 10th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings and/or issuer information shall be as of the last day of the previous calendar month.
Investors (both individual and institutional), financial intermediaries that distribute the Fund’s shares, and most third parties may receive the Fund’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with the Fund’s portfolio holdings schedule.
The Top Ten list is also provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other retirement plans.
Other than in regulatory filings or on Voya’s website, the Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:
•	to the Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions, as well as to the independent registered public accounting firm of an entity affiliated with the Adviser if the Fund is consolidated into the financial results of the affiliated entity;
•	to financial printers for the purpose of preparing Fund regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition involving the Fund;
•	to a new adviser or sub-adviser or a transition manager prior to the commencement of its management of the Fund;

•	to rating and ranking agencies such as Bloomberg L.P., Morningstar, Inc., Lipper Leaders Rating System, and S&P (such agencies may receive more raw data from the Fund than is posted on the Fund’s website);
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;
•	to service providers, on a daily basis, in connection with their providing services benefiting the Fund including, but not limited to, the provision of custodial and transfer agency services, the provision of analytics for securities lending oversight and reporting, compliance oversight, and proxy voting or class action service providers;
•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week;
•	to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of Fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested; or
•	to legal counsel to the Fund and the Trustees.
In all instances of such disclosure, the receiving party is subject to a duty or obligation of confidentiality, including a duty not to trade on such information.
In addition, a Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with such Sub-Adviser carrying out its duties pursuant to the Sub-Advisory Agreement in place between such Sub-Adviser and the Adviser, provided however that the Sub-Adviser is responsible for such third-party’s confidential treatment of such data pursuant to the Sub-Advisory Agreement. This portfolio holdings information may be provided on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. The Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Fund, to ensure that any third-party service provider has a duty not to trade on any portfolio holdings information it receives other than on behalf of the Fund until public disclosure by the relevant Fund.
In addition to the situations discussed above, disclosure of the Fund's complete portfolio holdings on a more frequent basis to any unaffiliated third party or affiliates may be permitted if approved by the Chief Legal Officer of the Adviser or the Chief Compliance Officer of the Funds (each an “Authorized Party”) pursuant to the Board's procedures. In each such case, the Authorized Party would determine whether the proposed disclosure of the Fund's complete portfolio holdings is for a legitimate business interest; whether such disclosure is in the best interest of Fund shareholders; whether such disclosure will create any conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, Principal Underwriter or any affiliated person of the Fund, its Adviser, or its Principal Underwriter, on the other; and the third party must execute an agreement setting forth its duty of confidentiality with regards to the portfolio holdings, including a duty not to trade on such information. An Authorized Party would report to the Board regarding the implementation of these procedures.
The Board has authorized the senior officers of the Adviser or its affiliates to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with these policies and procedures. The Adviser or its affiliates report quarterly to the Board regarding the implementation of these policies and procedures.

MANAGEMENT OF the Trust
The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the State of Delaware.
The Board governs the Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.
Set forth in the table below is information about each Trustee of the Fund.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 59	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	140	Dentaquest, (February 2014 – Present); RSR Partners, Inc., (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	140	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	140	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	140	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	140	None.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	140	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	October 2015 – Present	Retired.	140	None.
Trustee who is an “Interested Person”
Dina Santoro[3] 230 Park Avenue New York, NY 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	140	Voya Investments, LLC, Voya Capital, LLC and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).
1	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Fund (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
2	For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2020.
3	Ms. Santoro is deemed to be an interested person of the Trust, as defined by the 1940 Act, because of her current affiliation with any of the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.
Information Regarding Officers of the Trust
Set forth in the table below is information for each Officer of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Michael Bell One Orange Way Windsor, CT 06095 Age: 51	Chief Executive Officer	March 2018 - Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer, and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, NY 10169 Age: 46	President	March 2018 - Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, NY 10169 Age: 69	Chief Investment Risk Officer Executive Vice President	September 2009 - Present October 2000 - Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
James M. Fink 5780 Powers Ferry Rd. NW Atlanta, GA 30327 Age: 61	Executive Vice President	March 2018 - Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 53	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012- Present).
Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 55	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Rd. NW Atlanta, GA 30327 Age: 49	Senior Vice President	May 2006 - Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 47	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 60	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Micheline S. Faver 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 42	Vice President	September 2016 - Present	Vice President, Head of Fund Compliance, Chief Compliance Officer for Voya Investments, LLC (June 2016 – Present). Formerly, Vice President Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 52	Vice President	October 2000 - Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 44	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 44	Vice President	March 2018 - Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 50	Vice President	May 2013 - Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, CT 06095 Age: 43	Anti-Money Laundering Officer	June 2018 - Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management, and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Secretary	January 2020 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 68	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Joanne F. Osberg 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 38	Assistant Secretary	January 2020 - Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).
1	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

The Board of Trustees
The Trust and the Fund are governed by the Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and the Fund to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Trust and the Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of eight (8) members, seven (7) of whom are independent or disinterested persons, which means that they are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).
The Trust is one of 23 registered investment companies (with a total of approximately 140 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently Colleen D. Baldwin, serves as the Chairperson of the Board of the Trust. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Ms. Baldwin does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two- or three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under the Trust’s whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin and Obermeyer. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held [ ] ( ) meetings during the fiscal year ended March 31, 2020. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held [ ] ( ) such additional joint meeting during the fiscal year ended March 31, 2020.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the funds’ liquidity risk management program.
The Compliance Committee currently consists of four (4) Independent Trustees: Mses. Chadwick and Pressler and Messrs. Boyer and Sullivan. Mr. Boyer currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held [ ] ( ) meetings during the fiscal year ended March 31, 2020. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held [ ] ( ) such additional joint meeting during the fiscal year ended March 31, 2020.
Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya funds (including the Fund). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all seven (7) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held [ ] ( ) meetings during the fiscal year ended March 31, 2020.
For the fiscal year ended March 31, 2020, one (1) special joint meeting was held of the Boards of Directors/Trustees of the Voya funds, the Contracts Committee, and the Investment Review Committee E.
Investment Review Committees. The Board has established, for all of the funds under its direction, the following two Investment Review Committees (each an “IRC” and collectively the “IRCs”): (i) the Investment Review Committee E (“IRC E”); and (ii) the Investment Review Committee F (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer. The Fund is monitored by the IRCs, as indicated below. Each committee is described below.
	Joint IRC	IRC E	IRC F
Voya GNMA Income Fund			X
The IRC E currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC E: Ms. Chadwick and Messrs. Boyer and Obermeyer. Ms. Chadwick currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis. The IRC E held [ ] ( ) meetings during the fiscal year ended March 31, 2020.
For the fiscal year ended March 31, 2020, one (1) special joint meeting was held of the Boards of Directors/Trustees of the Voya funds, the Contracts Committee, and the Investment Review Committee E.
The IRC F currently consists of four (4) Independent Trustees. The following Trustees serve as members of the IRC F: Mses. Baldwin and Pressler and Messrs. Gavin and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5) times per year and on an as-needed basis. The IRC F held [ ] ( ) meetings during the fiscal year ended March 31, 2020.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the funds.
In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.
The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.
The Nominating and Governance Committee currently consists of all seven (7) of the Independent Trustees of the Board. Mr. Obermeyer currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets four (4) times per year and on an as-needed basis. The Nominating and Governance Committee held [ ] ( ) meetings during the fiscal year ended March 31, 2020.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of the Trust and the Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Fund; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and the Adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements and oversight of cybersecurity practices by the Fund and key service providers; (ii) the IRCs regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an additional source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Fund’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
Qualifications of the Trustees
The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee's duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.
Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee. That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.
Independent Trustees
Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Trust’s Board of Trustees since January 1, 2020 and, prior to that, as the Chairperson of the Trust’s IRC E since January 23, 2014. Prior to that, she served as the Chairperson of the Trust’s Nominating and Governance Committee since 2009. Ms. Baldwin is currently an Independent Board Director of Dentaquest and is currently the Chairperson of its Audit Committee and a member of its Mergers & Acquisitions and Finance/Investment Review Committees. Ms. Baldwin is also an Advisory Board member of RSR Partners, Inc. since 2016 and President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.
John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 1997. He also has served as the Chairperson of the Trust’s Compliance Committee since January 1, 2020 and, prior to that, as the Chairperson of the the Trust’s Board of Trustees since January 23, 2014. Prior to that, he served as the Chairperson of the Trust’s IRC F since 2006 and as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Mr. Boyer was the President and CEO of the Bechtler Arts Foundation from 2008 until 2019 for which, among his other duties, Mr. Boyer oversaw all fiduciary aspects of the Foundation and assisted in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trust’s IRC E since January 1, 2020 and, prior to that, as the Chairperson of the Trust’s Joint IRC since January 1, 2018. Prior to that, she served as the Chairperson of the Trust’s IRC F since January 23, 2014. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.
Martin J. Gavin has been a Trustee of the Trust since August 1, 2015. He also has served as the Chairperson of the Trust’s Audit Committee since January 1, 2018. Mr. Gavin previously served as a Trustee of the Trust from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12, 2013. Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.
Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 1, 2018 and, prior to that, as the Chairperson of the Trust’s Joint IRC since January 23, 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trust’s Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Christopher P. Sullivan has been a Trustee of the Trust since October 1, 2015. He also has served as the Chairperson of the Trust’s IRC F since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.
Interested Trustee
Dina Santoro has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2018. She also is President and Director of Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (2018 to Present) and Senior Managing Director, Head of Product and Marketing Strategy Voya Investment Management (2017 – Present). Ms. Santoro previously served as Managing Director and Global Head of Product Strategy and Distribution for Quantitative Management Associates, LLC (2004-2017) and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Ms. Santoro with extensive investment management, distribution and oversight experience.
Trustee Ownership of Securities
In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund includes, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
The Ownership Policy requires the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable amount of time of becoming a Trustee. For purposes of the Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy is subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Trustees' Fund Equity Ownership Positions
The following table sets forth information regarding each Trustee's beneficial ownership of equity securities of the Fund and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds for the calendar year ended December 31, 2019.
Fund	Dollar Range of Equity Securities in the Fund as of December 31, 2019
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Martin J. Gavin
Voya GNMA Income Fund	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000	Over $100,000[1]

Fund	Dollar Range of Equity Securities in the Fund as of December 31, 2019
	Joseph E. Obermeyer	Sheryl K. Pressler	Dina Santoro	Christopher P. Sullivan
Voya GNMA Income Fund	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000[1]	Over $100,000[1]	Over $100,000
1	Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(K) plan.

Independent Trustee Ownership of Securities of the Adviser, Underwriter, and their Affiliates
The following table sets forth information regarding each Independent Trustee's (and his/her immediate family members) share ownership, beneficially or of record, in securities of the Fund’s Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or Principal Underwriter of the Fund (not including registered investment companies) as of December 31, 2019.
Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Martin J. Gavin	N/A	N/A	N/A	N/A	N/A
Joseph Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Christopher P. Sullivan	N/A	N/A	N/A	N/A	N/A
Trustee Compensation
Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
The Fund pays each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Ms. Baldwin, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Chadwick and Pressler and Messrs. Boyer, Gavin, Obermeyer, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $65,000, $30,000, $30,000, $30,000 and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate for which the Trustees serve in common as Trustees.
Future Compensation Payment
Certain future payment arrangements apply to certain Trustees. More particularly, each non-interested Trustee, with the exception of Messrs.  Jones and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
Compensation Table
The following table sets forth information provided by the Fund’s Adviser regarding compensation of Trustees by the Fund and other funds managed by the Adviser and its affiliates for the fiscal year ended March 31, 2020. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Adviser or its affiliates.
Fund	Aggregate Compensation
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Martin J. Gavin
Voya GNMA Income Fund	[$]	[$]	[$]	[$]
Pension or Retirement Benefits Accrued as Part of Fund Expenses[3]	N/A	$0	$0	N/A
Estimated Annual Benefits Upon Retirement[4]	N/A	$400,000.00	$113,333.00	N/A

Fund	Aggregate Compensation
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Martin J. Gavin
Total Compensation from the Fund and the Voya family of funds Paid to Trustees	[$]	[$][1]	[$]	[$][1]

Fund	Aggregate Compensation
	Russell H. Jones[2]	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan	Roger B. Vincent[2]
Voya GNMA Income Fund	[$]	[$]	[$]	[$]	[$]
Pension or Retirement Benefits Accrued as Part of Fund Expenses[3]	N/A	N/A	$0	N/A	$400,000.00
Estimated Annual Benefits Upon Retirement[4]	N/A	N/A	$113,333.00	N/A	N/A
Total Compensation from the Fund and the Voya family of funds Paid to Trustees	[$][1]	[$][1]	[$][1]	[$]	[$]
1	During the fiscal year ended March 31, 2020, Mr. Boyer, Mr. Gavin, Mr. Jones, Mr. Kenny, Mr. Obermeyer, and Ms. Pressler deferred [$], [$], [$], [$], [$], and [$], respectively, of their compensation from the Voya family of funds.
2	Mr. Jones and Mr. Vincent each retired from the Trust’s Board effective December 31, 2019.
3	Future Compensation Payment amounts are accrued pro rata to all Voya funds in the same year that the Trustee retires.
4	As discussed in the section entitled “Future Compensation Payment” above, this is not an annual benefit. Rather each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. Future Compensation Payments included in this table represent the total payment allocated pro rata to all Voya funds.
CODE OF ETHICS
The Fund, the Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, Officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by the Fund. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from the personal trading of securities that may be purchased or held by that Fund or of the Fund’s shares. The Code of Ethics prohibits short-term trading of a Fund’s shares by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Fund’s Adviser or its affiliates and to report all transactions on a regular basis.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.
The following may be deemed control persons of the Fund.
Trustee and Officer Holdings
As of [May 8, 2020], the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s outstanding shares.
Principal Shareholders
As of [May 8, 2020], to the best knowledge of management, no person owned beneficially or of-record 5% or more of the outstanding shares of any class of the Fund or 5% or more of the outstanding shares of the Fund addressed herein, except as set forth in the table below. The Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.
No information is shown for a Fund or class that had not commenced operations as of [May 8, 2020].
Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
PROXY VOTING PROCEDURES AND GUIDELINES
The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities. The proxy voting procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of the Fund’s proxy voting procedures and guidelines. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of the Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available online without charge at www.voyainvestments.com or by accessing the SEC’s EDGAR database at www.sec.gov.

ADVISER
The investment adviser for the Fund is Voya Investments, LLC. The Adviser, subject to the authority of the Board, has the overall responsibility for the management of the Fund’s portfolio.
The Adviser is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof). The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution with subsidiaries operating in the retirement, investment, and insurance industries.
Investment Management Agreement
The Adviser serves pursuant to an Investment Management Agreement between the Adviser and the Trust on behalf of the Fund. Under the Investment Management Agreement, the Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund. In addition, the Adviser provides administrative services reasonably necessary for the ordinary operation of the Fund. The Adviser has delegated certain management responsibilities to one or more Sub-Advisers.
Investment Management Services
Among other things, the Adviser: (i) provides general investment advice and guidance with respect to the Fund and provides advice and guidance to the Fund’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding a Sub-Adviser and its investment performance; (iii) oversees management of the Fund’s investments and portfolio composition including supervising any Sub-Adviser with respect to the services that such Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of the Trust; (v) designates and compensates from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of any Sub-Adviser with respect to the investment objectives and policies of the Fund and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of the Fund in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement; (x) monitors the Sub-Adviser for compliance with the investment objective or objectives, policies and restrictions of the Fund, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with a Sub-Adviser; (xii) identifies potential successors to or replacements of a Sub-Adviser or potential additional Sub-Adviser, performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Fund’s assets and the purchase and sale of portfolio securities for one or more Funds in the event that at any time no sub-adviser is engaged to manage the assets of such Fund.
In addition, the Adviser assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. The Adviser also reviews the Fund for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund.
Limitation of Liability
The Adviser is not subject to liability to the Fund for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
Continuation and Termination of the Investment Management Agreement
After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to the Fund so long as such continuance is specifically approved at least annually by: (i) the Board of Trustees; or (ii) the vote of a “majority” of a Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Management Agreement may be terminated as to a particular Fund at any time without penalty by: (i) the vote of the Board; (ii) the vote of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Fund; or (iii) the Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).
Management Fees
The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Adviser or its affiliates, except the CCO and the CIRO. The Adviser pays the fees of the Sub-Adviser.
As compensation for its services, the Fund pays the Adviser, expressed as an annual rate, a fee equal to the following as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The following table should be read in conjunction with the section below entitled “Management Fee Waivers.”

Fund	Annual Management Fee
Voya GNMA Income Fund	0.45% on the first $1 billion of the Fund’s average daily net assets; 0.43% on next $500 million of the Fund’s average daily net assets; and 0.41% of the Fund’s average daily net assets in excess of $1.5 billion.
Management Fee Waivers
The Adviser is contractually obligated to waive the management fee for Class P shares of Voya GNMA Income Fund through [August 1, 2021]. Termination or modification of these obligations requires approval by the Board.
Total Investment Management Fees Paid by the Fund
During the past three fiscal years, the Fund paid the following investment management fees to the Adviser or its affiliates.
Fund	March 31,
	2019	2018	2017
Voya GNMA Income Fund	$5,267,639.00	$6,436,751.00	$7,795,285.00
EXPENSES
The Fund’s assets may decrease or increase during its fiscal year and the Fund’s operating expense ratios may correspondingly increase or decrease.
In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Adviser.
Certain expenses of the Fund are generally allocated to the Fund, and each class of the Fund, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of a Fund may be charged directly to that class in accordance with the Trust’s Multiple Class Plan(s) pursuant to Rule 18f-3. However, any Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.
Certain operating expenses shared by several Funds are generally allocated amongst those Funds based on average net assets.
In addition to payments made to the Adviser, Distributor, and other service providers (including the custodian, independent registered public accounting firm, legal counsel, and transfer agent and dividend paying agent), the Fund may pay service fees to intermediaries such as brokers, financial planners or advisers, banks, and insurance companies, including affiliates of the Adviser, for administration, recordkeeping, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These financial intermediaries may (though they will not necessarily) provide services including, among other things: processing and mailing trade confirmations; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These additional fees paid by the Fund to intermediaries may take two forms: (i) basis point payments on net assets; and/or (ii) fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub-accounting services, networking fees, and omnibus account servicing fees.
EXPENSE LIMITATIONS
As described in the Prospectus, the Adviser, Distributor, and/or Sub-Adviser may have entered into one or more expense limitation agreements with the Fund pursuant to which they have agreed to waive or limit their fees. In connection with such an agreement, the Adviser, Distributor, or Sub-Adviser, as applicable, will assume expenses (excluding certain expenses as discussed below) so that the total annual ordinary operating expenses of a Fund do not exceed the amount specified in that Fund’s Prospectus.
Exclusions
Expense limitations do not extend to interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation and expenses of the CCO and CIRO, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees. Leverage expenses shall mean fees, costs, and expenses incurred in connection with a Fund’s use of leverage (including, without limitation, expenses incurred by a Fund in creating, establishing, and maintaining leverage through borrowings or the issuance of preferred shares). Acquired Fund Fees and Expenses are not covered by any expense limitation agreement.
If an expense limitation is subject to recoupment (as indicated in the Prospectus), the Adviser, Distributor, or Sub-Adviser, as applicable, may recoup any expenses reimbursed within 36 months of the waiver or reimbursement and the amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Reimbursement for fees waived or expenses assumed will only apply to amounts waived or expenses assumed after the effective date of the expense limitation.

NET FUND FEES WAIVED, REIMBURSED, OR RECOUPED
The table below shows the net fund expenses reimbursed, waived, and any recoupment, if applicable, by the Adviser and Distributor for the last three fiscal years.
Fund	March 31,
	2019	2018	2017
Voya GNMA Income Fund	($260,611.00)	($207,535.00)	$0.00
SUB-ADVISER
The Adviser has engaged the services of one or more Sub-Advisers to provide sub-advisory services to the Fund and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to a Sub-Adviser. The Adviser monitors and evaluates the performance of any Sub-Adviser.
A Sub-Adviser provides, subject to the supervision of the Board and the Adviser, a continuous investment program for the Fund and determines the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions and applicable laws and regulations.
Limitation of Liability
A Sub-Adviser is not subject to liability to a Fund for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Continuation and Termination of the Sub-Advisory Agreement
After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement may be terminated as to a particular Fund without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the relevant Fund; (iii) the Adviser; or (iv) the Sub-Adviser upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.
Sub-Advisory Fees
The Sub-Adviser receives compensation from the Adviser at the annual rate of a specified percentage of the Fund’s average daily net assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement. This table should be read in conjunction with the section below entitled “Sub-Advisory Fee Waivers.”
Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya GNMA Income Fund	Voya IM	0.2025% on the first $1 billion of the Fund’s average daily net assets; 0.1935% on the next $500 million of the Fund’s average daily net assets; and 0.1845% of the Fund’s average daily net assets in excess of $1.5 billion.
Sub-Advisory Fee Waivers
The Sub-Adviser is contractually obligated to waive its sub-advisory fee for Class P shares of Voya GNMA Income Fund through [August 1, 2021.] Termination or modification of this obligation requires approval by the Board.
Total Sub-Advisory Fees Paid
The following table sets forth the sub-advisory fees paid by the Adviser for the last three fiscal years.
Fund	March 31,
	2019	2018	2017
Voya GNMA Income Fund	$1,954,539.76	$2,380,235.70	$2,869,309.30
Portfolio Management
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of March 31, 2020:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeff Dutra		[$]		[$]		[$]
Justin McWhorter		[$]		[$]		[$]
Potential Material Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.
Compensation
Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.
Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.
The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).
Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
For the Fund, Voya IM has defined the following index as the benchmark index for the investment team:
Fund	Portfolio Manager	Benchmark
Voya GNMA Income Fund	Jeff Dutra and Justin McWhorter	Bloomberg Barclays GNMA Index
Ownership of Securities
The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of March 31, 2020, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
Voya GNMA Income Fund
Portfolio Manager	Dollar Range of Fund Shares Owned
Jeff Dutra	[$10,001-$50,000]
Justin McWhorter	[$1-$10,000]
In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain Voya mutual funds, chosen by the portfolio managers as part of their participation in Voya’s deferred compensation plan and other targeted compensation programs. This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his/her compensation.
The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund he/she manages. The portfolio manager may have allocated a portion of his/her deferral to another investment option which tracks the performance of a fund that they do not manage. Only the amount that the portfolio manager has allocated to an investment option that tracks the performance of the Fund that he/she manages is shown below as of March 31, 2020:
Voya GNMA Income Fund
Portfolio Manager	Dollar Range of Fund Shares Allocated Under Deferred Compensation
Jeff Dutra	[$50,001-$100,000]
Justin McWhorter	[$10,001-$50,000]
PRINCIPAL UNDERWRITER
Pursuant to the Distribution Agreement (“Distribution Agreement”), Voya Investments Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of Voya Financial, Inc., serves as principal underwriter and distributor for the Fund. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Shares of the Fund are offered on a continuous basis. As principal underwriter, the Distributor has agreed to use its best efforts to distribute the shares of the Fund, although it is not obligated to sell any particular amount of shares.
The Distributor is responsible for all of its expenses in providing services pursuant to the Distribution Agreement, including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor does not receive compensation for providing services under the Distribution Agreement, but may be compensated or reimbursed for all or a portion of such expenses to the extent permitted under a Rule 12b-1 Plan.
The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust or parties to the Distribution Agreement, appearing in person at a meeting called for the purpose of approving such Agreement.
The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Trustees or the Distributor or by vote of a majority of the outstanding voting securities of the Fund without the payment of any penalty.
Commissions and Compensation Received by the Principal Underwriter
The following table shows all commissions and other compensation received by each Principal Underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the most recent fiscal year.

Fund	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Voya GNMA Income Fund	Voya Investments Distributor, LLC	$8,152.15	$33.91	$1,324.90	None
OTHER SERVICE PROVIDERS
Custodian
The Bank of New York Mellon, 225 West Liberty Street, New York, NY 10286, serves as custodian for the Fund.
The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The custodian does not participate in determining the investment policies of a Fund, in deciding which securities are purchased or sold by a Fund or in the declaration of dividends and distributions. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.
For portfolio securities that are purchased and held outside the United States, the Custodian has entered into sub-custodian arrangements with certain foreign banks and clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act.
Independent Registered Public Accounting Firm
[Prior to September 12, 2019, [  ] served as an independent registered public accounting firm for the Fund. [  ] had provided audit services and tax return preparation services. [  ] is located at [  ].]
[On September 12, 2019, the Board approved the engagement of [  ] to serve as an independent registered public accounting firm for the Fund to provide audit and tax preparation services. [  ] is located at [  ].]
Legal Counsel
Legal matters for the Trust are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.
Transfer Agent and Dividend Paying Agent
BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) serves as the transfer agent and dividend-paying agent for the Fund. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent and dividend-paying agent, BNY Mellon Investment Servicing (U.S.) Inc. is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.
Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent. The services provided by The Bank of New York Mellon, as the securities lending agent, for the most recent fiscal year primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Fund with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities in accordance with specific guidelines and instructions provided by the Adviser;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Fund at loan termination.
The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Fund	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Total Aggregate fees/compensation paid to securities lending agent or broker	Net Securities Income
Voya GNMA Income Fund	None	None	None	None	None	None	None
PORTFOLIO TRANSACTIONS
To the extent the Fund invests in affiliated Underlying Funds, the discussion relating to investment decisions made by the Adviser or the Sub-Adviser with respect to the Fund also includes investment decisions made by an Adviser or a Sub-Adviser with respect to affiliated Underlying Funds. For convenience, only the terms Adviser, Sub-Adviser, and Fund are used.
The Adviser or the Sub-Adviser for the Fund places orders for the purchase and sale of investment securities for the Fund, pursuant to authority granted in the relevant Investment Management Agreement or Sub-Advisory Agreement.
Subject to policies and procedures approved by the Board, the Adviser and/or the Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).
In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Fund pursuant to its Investment Management Agreement with the Fund, the Adviser will perform the services described herein as being performed by the Sub-Adviser.
How Securities Transactions are Effected
Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the OTC markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.
How the Adviser or Sub-Advisers Select Broker-Dealers
The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of the Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, each firm’s execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below and subject to the restrictions of the European Union’s updated Markets in Financial Instruments Directive (“MiFID II”)); and each firm’s general reputation, financial condition and responsiveness to the Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Fund’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. These credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and not the Adviser or the Sub-Adviser.
The Safe Harbor for Soft Dollar Practices
In selecting broker-dealers to execute a trade for the Fund, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Adviser or a Sub-Adviser may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for a Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, as long as the services provided to the Adviser or Sub-Adviser by the broker-dealer: (i) are limited to “research” or “brokerage” services; (ii) constitute lawful and appropriate assistance to the Adviser or Sub-Adviser in the performance of its investment decision-making responsibilities; and (iii) the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. In making such a determination, the Adviser or Sub-Adviser might consider, in addition to the commission rate, the range and quality of a broker’s services, including the value of the research provided, execution capability, financial responsibility and responsiveness. The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor. The provisions of MiFID II may limit the ability of certain Sub-Advisers to pay for research services using soft dollars in various circumstances.
Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Fund.
Benefits to the Adviser or the Sub-Advisers – Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with the Fund. Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the management fees payable to the Adviser or the sub-advisory fees payable to a Sub-Adviser for services provided to the Fund. The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself. It is possible that a Sub-Adviser subject to MiFID II will cause a Fund to pay for research services with soft dollars in circumstances where it is prohibited from doing so with respect to other client accounts, although those other client accounts might nonetheless benefit from those research services.
Broker-Dealers that are Affiliated with the Adviser or the Sub-Advisers
Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc., the Adviser, or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.
Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities
The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Fund when selecting a broker-dealer for portfolio transactions, and neither a Fund nor the Adviser or Sub-Adviser may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares. The Fund has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.
Principal Trades and Research
Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.
More Information about Trading in Fixed-Income Securities
Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased from or sold to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.
Transition Management
Changes in sub-advisers, investment personnel and reorganizations of a Fund may result in the sale of a significant portion or even all of a Fund’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Fund. The Fund, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in the sub-adviser, reorganization, or other changes.
Allocation of Trades
Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the other funds and such other clients in a manner deemed fair and equitable, over time, by the Fund’s Adviser or Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures. The Adviser and Sub-Adviser may use different methods of trade allocation. The Adviser’s and Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Fund participated are subject to periodic review by the Board. To the extent a Fund seeks to acquire (or dispose of) the same security at the same time as other funds, such Fund may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, a Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.
Cross-Transactions
The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.
Brokerage Commissions Paid
Brokerage commissions paid by the Fund for the last three fiscal years are as follows. An increase or decrease in commissions is due to a corresponding increase or decrease in the Fund’s trading activity.
Fund	March 31,
	2019	2018	2017
Voya GNMA Income Fund	$39,473.61	$33,832.21	$38,096.37
Affiliated Brokerage Commissions
For the last three fiscal years, the Fund did not use affiliated brokers to execute portfolio transactions.
Securities of Regular Broker-Dealers
During the most recent fiscal year, the Fund acquired no securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.
ADDITIONAL INFORMATION ABOUT Voya Funds Trust
Description of the Shares of Beneficial Interest
Voya Funds Trust (“VFT”) may issue unlimited shares of beneficial interest in VFT with a par value of $0.001. The shares may be issued in one or more series and each series may consist of one or more classes. VFT has seven series, which are authorized to issue multiple classes of shares. Such classes are designated Class A, Class C, Class I, Class P, Class P2, Class P3, Class R, Class R6, Class T, and Class W. All series and/or classes of VFT may not be discussed in this SAI.
All shares of each series represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to the series or a class). Each series may have different assets and liabilities from any other series of VFT. Furthermore, different share classes of a series may have different liabilities from other classes of that same series. The assets belonging to a series shall be charged with the liabilities of that series and all expenses, costs, charges and reserves attributable to that series, except that liabilities, expenses, costs, charges and reserves allocated solely to a particular class, if any, shall be borne by that class. Any general liabilities, expenses, costs, charges or reserves of VFT which are not readily identifiable as belonging to any particular series or class shall be allocated and charged between and among any one or more of the series or classes in such manner as the Trustees in their sole discretion deem fair and equitable.
Under the Trust Instrument, the Trustees have the power and authority to reclassify, reorganize, recapitalize or convert any issued shares or any series or classes thereof into one or more series or classes of shares without obtaining the prior authorization, or vote, of shareholders.

Redemption and Transfer of Shares
Shareholders of any series or class have the right to redeem all or part of their shares as described in the prospectus and Trust Instrument. Under certain circumstances, VFT may suspend the right of redemption as allowed by the SEC or federal securities laws. Pursuant to the Trust Instrument, the Trustees have the power to redeem shares of shareholders who do not satisfy minimum investment thresholds set forth in the prospectus from time to time. In addition, under the Trust Instrument, the Trustees have the power to call for the redemption of shares, or refuse to transfer the shares of, or issue shares to, a shareholder, if they are of the opinion that the direct or indirect ownership of shares has or may become so concentrated as to disqualify the series as a regulated investment company under the Code. The transfer of shares is subject to rules that may be established by the Board, as it deems appropriate, for a particular series of class or shares.
Material Obligations and Liabilities of Owning Shares
VFT is organized as a statutory trust under the Delaware Statutory Trust Act. Under the Delaware Statutory Trust Act, shareholders have the same limitation on personal liability extended to shareholders of private corporations under Delaware law. All shares issued by VFT are fully paid and nonassessable.
Dividend Rights
The shareholders of a series are entitled to receive dividends or other distributions declared for the series. Distributions will be paid pro rata to all shareholders of a series or class according to the number of shares held by shareholders on the record date.
Voting Rights and Shareholder Meetings
Pursuant to the Trust Instrument, shareholders have the power to vote, under certain circumstances, on: (1) the election or removal of trustees; (2) the approval of certain advisory or management contracts; and (3) on any amendment (a) which would affect their right to vote, (b) with respect to the provision governing amendments in the trust instrument, (c) as required by law, or (d) as submitted by the Trustees. For example, under the 1940 Act, shareholders have the right to vote on any change in a fundamental investment policy, to approve a change in subclassification of a fund, to approve the distribution plan under Rule 12b-1, and to terminate the independent public accountant.
VFT is not required to hold shareholder meetings annually, but a meeting of shareholders may be called by the Board, at the request in writing of the holders of at least 10% of the outstanding voting shares of VFT, or as required by the 1940 Act.
On matters submitted to a vote, each holder of a share is entitled to one vote for each full share, and a fractional vote for each fractional share outstanding on the books of VFT. All shares shall be voted separately by individual series, except shares shall be voted together when: (1) required by the 1940 Act; or (2) the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series shall be entitled to vote as a single class.
Liquidation Rights
In the event of liquidation, the shareholders of a series or class are entitled to receive, as a liquidating distribution, the excess of the assets belonging to the liquidating series or class over the liabilities belonging to such series or class.
Inspection of Records
Under the by-laws of VFT, no shareholder shall have any right to inspect any account or book or document of VFT except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.
Preemptive Rights
There are no preemptive rights associated with the series’ shares.
Conversion Rights
The conversion features and exchange privileges are described in the Prospectus and in the section of the SAI entitled “Purchase, Exchange, and Redemption of Shares.”
Sinking Fund Provisions
VFT has no sinking fund provision.
PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES
An investor may purchase, redeem, or exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Prospectus.
Purchases
Shares of the Fund are offered at the NAV (plus any applicable sales charge) next computed after receipt of a purchase order in proper form by the Transfer Agent or the Distributor.
Orders Placed with Intermediaries

If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.
Certain brokers or other designated intermediaries such as third-party administrators or plan trustees may accept purchase and redemption orders on behalf of a Fund. The Transfer Agent, the Distributor or a Fund will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to a Fund or its agents several hours after the time of the acceptance and pricing.
Pre-Authorized Investment Plan
As discussed in the Prospectus, the Voya family of funds provides a Pre-Authorized Investment Plan for certain share classes for the convenience of investors who wish to purchase shares of a Fund on a regular basis. The Pre-Authorized Investment Plan may be terminated without penalty at any time by the investor or a Fund. The minimum investment requirements may be waived by a Fund for purchases made pursuant to: (i) employer-administered payroll deduction plans; (ii) profit-sharing, pension, or individual or any employee retirement plans; or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.
Subscriptions-in-Kind
Certain investors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund’s investment policies and restrictions. These transactions only will be effected if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if these assets were included in the Fund’s assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.
Self-Employed and Corporate Retirement Plans
For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund, a Prototype Plan and Custody Agreement. The Custody Agreement provides that BNY Mellon Investment Servicing Trust Company, Wilmington, DE, will act as Custodian under the Prototype Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal custodial charges paid by the Fund.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreement. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with that institution.
Individual Retirement Accounts
Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408 of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Also available are Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions and, under certain circumstances, effect tax-free withdrawals. Copies of a model Custodial Account Agreement are available from the Distributor. BNY Mellon Investment Servicing Trust Company, Wilmington, DE, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (this fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received this statement from the Fund. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.
Purchases of Fund shares by Section 403(b) of the Code plans and other retirement plans are also available. Section 403(b) plans are generally arrangements by a public school organization or a charitable, educational, or scientific organization which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.
Redemptions
Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC, as a result of which: (a) disposal by a Fund of securities owned by it is not reasonably practicable; or (b) it is not reasonably practical for a Fund to determine fairly the value of its net assets; or (iii) for such other period as the SEC may permit by rule or by order for the protection of a Fund’s shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.
Payment-in Kind
The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule

18f-1 under the 1940 Act, which obligates a Fund to redeem shares with respect to any one shareholder during any 90-days period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.
Signature Guarantee
A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”), and New York Stock Exchange Medallion Signature Program (“NYSE MSP”). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by a notary public. The Fund reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.
Additional Information Regarding Redemptions
At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.
Exchanges
The following conditions must be met for all exchanges of the Fund and Voya Government Money Market Fund: (i) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (“Exchanged Shares”); (iii) the Exchanged Shares must have been held in the shareholder’s account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into Voya Government Money Market Fund, the account value of the shares to be acquired must equal or exceed the minimum initial investment amount required by that fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.
The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. This notice will be given at least sixty (60) days in advance. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders of the Fund in response to market fluctuations. Accordingly, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, the Adviser reserves the right to reject any exchange request.
In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares.
If more than 5% of the Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that Fund. Investors may obtain a copy of Voya Senior Income Fund prospectus or any other Voya Fund prospectus by calling 1-800-992-0180.
Telephone Redemption and Exchange Privileges
These privileges are subject to the conditions and provisions set forth below and in the Prospectus. The telephone privileges may be modified or terminated at any time.
Telephone redemption requests must meet the following conditions to be accepted by Voya Investment Management:
(a)	Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on record. This address cannot reflect any change within the previous 30 days.
(b)	Certain account information will need to be provided for verification purposes before the redemption will be executed.
(c)	Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.
(d)	The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.
(e)	The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

(f)	If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Voya fund being acquired.
(g)	Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.
(h)	Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Voya Investment Management at Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772 and deposited into your account before any transaction may be processed.
(i)	If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Voya fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.
(j)	Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund’s then-current Prospectus.
(k)	Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.
Systematic Exchange
You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the day of your choosing and must be for a minimum of $100 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.
Shareholder Information
The Fund offers one or more of the shareholder services described below. You can obtain further information about these services by contacting the Fund at the telephone number or address listed on the cover of this SAI or from the Distributor, your financial adviser, your securities dealer or other financial intermediary.
Investment Account and Account Statements
The Transfer Agent maintains an account for each shareholder under which the registration and transfer of shares are recorded and any transfers shall be reflected by bookkeeping entry, without physical delivery.
The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.). The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.
Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. An IRS Form 1099 generally will also be sent each year by January 31.
With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse’s individual account and your spouse’s IRA may be shown on one consolidated statement.
For investors purchasing shares of a Fund under a tax-qualified individual retirement account or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder. These quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter.
Reinvestment of Distributions
As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current NAV, with no sales charge. The Fund’s management believes that most investors desire to take advantage of this privilege. A shareholder may elect at any time by writing to a Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his or her name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date. A shareholder may still, at any time after a purchase of Fund shares, request that dividends and/or capital gains distributions be paid to him or her in cash.

TAX CONSIDERATIONS
The following tax information supplements and should be read in conjunction with the tax information contained in the Fund’s Prospectus. The Prospectus generally describes the U.S. federal income tax treatment of the Fund and its shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of Fund shares as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.
Qualification as a Regulated Investment Company
The Fund has elected or will elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of: (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs; and (B) other securities (other than those described in clause (A)) limited in respect of any one issuer to a value that does not exceed 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other RICs) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards) and its net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, determined with reference to any capital loss carryforwards) distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any taxable income, including any net capital gain retained by a Fund, will be subject to tax at the Fund level at regular corporate rates.
In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be: (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its: (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In order to comply with the distribution requirements described above applicable to RICs, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year.
If a Fund declares a distribution to shareholders of record in October, November, or December of one calendar year and pays the distribution in January of the following calendar year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the earlier year.
Excise Tax
If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts.
The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.
For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax in the taxable year ending within the calendar year.
Use of Tax Equalization
The Fund distributes its net investment income and capital gains to shareholders at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, a Fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Fund's accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s NAV generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.
Capital Loss Carryforwards
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term.
See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards, if any, as of the end of its most recently ended fiscal year.
Fund Distributions
For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things: (i) distributions paid by a Fund of net investment income and capital gains as described above; and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gain for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), there is a possibility that the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund.
Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.
A dividend paid to shareholders in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.
Distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund’s NAV also reflects unrealized losses.
If a Fund holds, directly or indirectly, one or more “tax credit bonds” on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder's U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States); or (b) treated as a passive foreign investment company.
In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.
If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.
In general, dividends of net investment income received by corporate shareholders of a Fund qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction: (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock); or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced: (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Any distribution of income that is attributable to: (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction; or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the Fund from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.
Tax Implications of Certain Fund Investments
References to investments by a Fund also include investments by an Underlying Fund.
Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code: (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security; (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security; and (iii) the rate at which the market discount accrues, and thus is included in a Fund's income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If the rule were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund's income, will depend upon which of the permitted accrual methods the Fund elects.
If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.
Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.
At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Certain Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Certain distributions made by the Fund attributable to dividends received by the Funds from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders, as discussed above.
Mortgage-Related Securities. A Fund may invest directly or indirectly in REMICs (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.
Foreign currency gains generally are treated as qualifying income for purposes of the 90% gross income test described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.
Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” A foreign issuer in which a Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes and the Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such issuer. In such a case, a Fund generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of a CFC's income, whether or not the CFC distributes such amounts to the Fund.
Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Options and Futures
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires: (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter; and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
Commodity-Linked Instruments. A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
Exchange-Traded Notes, Structured Notes. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.
Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as: (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income); (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares; and (iii) thereafter as gain from the sale or exchange of a capital asset.
Investments in Other RICs. A Fund’s investments in shares of another mutual fund, an ETF or another company that qualifies as a RIC (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company. If a Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.
If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.
Investments in Master Limited Partnerships and Certain Non-U.S. Entities. A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, the Fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.
Tax-Exempt Shareholders
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.
CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.
Sale, Exchange or Redemption of Shares
The sale, exchange or redemption of Fund shares may give rise to a gain or loss.
In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.
Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Tax Shelter Reporting Regulations
Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Foreign Taxation
Income, proceeds and gains received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. This will decrease the Fund’s yield on securities subject to such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.
Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Foreign Shareholders
Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as: (1) Capital Gain Dividends; (2) short-term capital gain dividends; and (3) interest-related dividends, each as defined below and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund may report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless: (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States; (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the Fund (as described below).
Subject to certain exceptions (e.g., for a Fund that is a “United States real property holding corporation” as described below), a Fund is generally not required (and does not expect) to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current earnings and profits for the applicable taxable year or accumulated earnings and profits) when paid to its foreign shareholders.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
Moreover, if a Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to: (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands; and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Backup Withholding
The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends and short-term capital gain dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
General Considerations
The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.
FINANCIAL STATEMENTS
The audited financial statements, and the independent registered accounting firm’s report thereon, are included in the Fund’s annual shareholder report for the fiscal year ended March 31, 2019 and are incorporated herein by reference. In addition, the Fund’s unaudited financial statements for the period ended September 30, 2019 included in the Fund’s semi-annual shareholder report, are incorporated herein by reference.
An annual shareholder report containing financial statements audited by the Trust’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year.

APPENDIX A – DESCRIPTION OF CREDIT RATINGS
A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Description of Moody’s Long-Term Obligation Ratings
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of S&P Global Ratings’ (“S&P’s”) Issue Credit Ratings
A S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation and the promise we impute;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings*
AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ’CC’ rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D — An obligation rated ’D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ’D’ if it is subject to a distressed exchange offer.
NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P’s does not rate a particular obligation as a matter of policy.
* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Description of S&P’s Municipal Short-Term Note Ratings
A S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P’s municipal short-term note rating symbols are as follows:
SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 — Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC — ‘CCC’ ratings indicate that substantial credit risk is present.
CC —’CC’ ratings indicate very high levels of credit risk.
C — ‘C’ ratings indicate exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
Fitch short-term ratings are as follows:
F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C — High short-term default risk. Default is a real possibility.
RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B – PROXY VOTING PROCEDURES AND GUIDELINES
B-1

PROXY VOTING PROCEDURES AND GUIDELINES

VOYA FUNDS

VOYA INVESTMENTS, LLC

Date Last Revised:  September 12, 2019

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Introduction

The purpose of these Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) is to set forth the Board of Directors/Trustees of the Voya funds’ (the “Board”) instructions to Voya Investments, LLC (referred to as the “Advisor”) for the voting of proxies for each fund the Board serves as Director/Trustee (the “Funds”).

The Board may elect to delegate proxy voting to a sub-advisor of the Funds and also approve the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”).  A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements.  However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.

These Procedures and Guidelines incorporate principles and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.

The Board, through these instructions, delegates to the Advisor’s Proxy Coordinator the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Board.  The Board further delegates to the Compliance Committee of the Board certain oversight duties regarding the Advisor’s functions as it pertains to the voting of the Funds’ proxies.

The Board directs the engagement of a Proxy Advisory Firm to be initially appointed and annually reviewed and approved by the Board.  The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually, and will be updated when appropriate.  No change to these Procedures and Guidelines will be made except pursuant to Board direction.  Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full board at its next regularly scheduled meeting.

Advisor’s Roles and Responsibilities

Proxy Coordinator

The Voya Proxy Coordinator shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisor in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisor.  The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines.  Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisor’s affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, or an affiliated person of the Funds.  The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely manner.  To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote

Revision Date:  September 12, 2019

2

recommendations under its Proxy Voting guidelines.  Additionally, the Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.

Proxy Group

The members of the Proxy Group, which may include employees of the Advisor’s affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisor’s discretion except that the Funds’ Chief Investment Risk Officer, the Funds’ Chief Compliance Officer, and the Funds’ Proxy Coordinator shall be members unless the Board determines otherwise.

Investment Professionals

The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”.  The Board encourages the Funds’ Investment Professionals to submit a recommendation to the Proxy Group regarding any proxy-voting-related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility.  Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related proxy contests, proposals related to companies with dual class shares with superior voting rights, or mergers and acquisitions involving the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest involving a proxy issuer is in fact a conflict of interest.  If Counsel deems a proxy issuer to be a conflict of interest, the Counsel must notify the Proxy Coordinator, who will in turn notify the Chair of the Compliance Committee of such conflict of interest.

Proxy Voting Procedures

Proxy Group Oversight

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Funds’ Chief Investment Risk Officer or the Funds’ Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via email in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via e-mail.

A Proxy Group meeting will be held whenever:

•                  The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.

•                  The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.

•                  A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.

•                  The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

At its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities and related activities assigned to the Proxy Group, on its behalf, provided that such instructions do not violate any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not violate any requirements of these Procedures or the Guidelines, and no conflict of interest exists, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•                  The relevant Procedures and Guidelines,

•                  The recommendation of the Proxy Advisory Firm, if any,

•                  The recommendation of the Investment Professional(s), if any,

•                  Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

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Vote Instruction

While the vote of a simple majority of the voting members present will determine any matter submitted to a vote, tie votes will be resolved by securing the vote of members not present at the meeting.  The Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, providing such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will abstain from voting on the proposal(s).  However, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation if abstaining on the vote is not a valid option; i.e., can only vote For, Against, or Withhold.

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination.  If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, as might be the case upon review of a recommendation from an Investment Professional, the Proxy Coordinator will follow the procedures in the Out-of-Guidelines section below.

Vote Classification

These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated.  Unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisor, to vote in accordance with these Procedures and Guidelines.

Within-Guidelines Votes:  Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

Out-of-Guidelines Votes:  Votes Contrary to the Guidelines

A vote would be considered Out-of-Guidelines if the:

•                  Vote is contrary to the Guidelines based on the Compliance Committee or Proxy Group determination that the application of the Guidelines is inapplicable or inappropriate under the circumstances.  Such votes include, but are not limited to votes cast based on the recommendation of an Investment Professional.

•                  Vote is contrary to the Guidelines unless the Guidelines stipulate Case-by-Case consideration or that primary consideration will be given to input from an Investment Professional, notwithstanding that the vote appears contrary to these Procedures and Guidelines and/or the Proxy Advisory Firm’s recommendation.

Routine Matters

Upon instruction from the Proxy Coordinator, the Proxy Advisory Firm will submit a vote as described in these Procedures and Guidelines where there is a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm will refer proxy proposals to the Proxy Coordinator when these Procedures and Guidelines indicate “Case-by-Case.”  Additionally, the Proxy Advisory Firm will refer any proxy proposal under circumstances where the application of these Procedures and Guidelines is unclear, appears to involve unusual or controversial issues, or is silent regarding the proposal.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring Case-by-Case consideration to determine if the Proxy

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Group had previously provided the Proxy Coordinator with standing vote instructions, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and a vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group.  The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisor to vote in accordance with the Proxy Advisory Firm’s recommendation.

Non-Votes:  Votes in which No Action is Taken

The Proxy Coordinator will make reasonable efforts to secure and vote all proxies for the Funds, including markets where shareholders’ rights are limited.  Nevertheless, the Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:

•                  The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.

•                  The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may require the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict of interest provided that abstaining has no effect on the vote outcome.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisor, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

Further, if an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review, regardless of whether the vote is Within- or Out-of-Guidelines.

The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists, and will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner.  In the event any such matter cannot be referred to or considered by the Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.

The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear, or a recommendation is received from an Investment Professional in connection with any unusual or controversial issue.

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Conflicts of Interest

The Advisor shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.

Conflicts of interest can arise, for example, in situations where:

•                  The issuer is a vendor whose products or services are material to the Voya Funds, the Advisor or their affiliates;

•                  The issuer is an entity participating to a material extent in the distribution of the Voya Funds;

•                  The issuer is a significant executing broker dealer;

•                  Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisor, or Director/Trustee of the Board serves as a director or officer of the issuer; or

•                  The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

The Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer.  In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

The Proxy Group member will advise the Proxy Coordinator in the event he/she believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners.  The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or have Counsel consider the matter, recusing him/herself only in the event Counsel determines that a material conflict of interest exists.  If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process.  Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm that they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, affiliates of the Funds, Proxy Group members, Investment Professionals, and the Directors and Officers of the Funds.  Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

The Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect to a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•                  The applicable Procedures and Guidelines

•                  The Proxy Advisory Firm recommendation

•                  The Investment Professional(s)’s recommendation, if available

•                  Any resources used by the Proxy Group in arriving at its recommendation

•                  Counsel’s findings

•                  Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists.

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In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities.  The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator as soon as possible and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

The Proxy Coordinator will forward all Conflicts Reports to Counsel for review.  Upon review, Counsel will provide the Proxy Coordinator with a brief statement indicating if a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

The Proxy Coordinator, on behalf of the Board and the Advisor, will assess if the Proxy Advisory Firm:

•                  Is independent from the Advisor

•                  Has resources that indicate it can competently provide analysis of proxy issues

•                  Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners

•                  Has adequate compliance policies and procedures to:

•                  Ensure that its proxy voting recommendations are based on current and accurate information

•                  Identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate.  The Proxy Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review.  Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com).  Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•                  If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying

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fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.

•                  If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds.  Accordingly:

•                  Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.

•                  In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.

•                  In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders.  Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund.  Accordingly, the Fund will not be able to vote securities that are on loan under these arrangements.  However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage.  Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction.  The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting.  In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis.  Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website.  The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the

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master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website.  If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.              Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;

2.              Voted Within-Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;

3.              Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Advisor

The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•                  A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.

•                  A record of each vote cast on behalf of a Fund.

•                  A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.

•                  A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.

•                  A record of all recommendations from Investment Professionals to vote contrary to the Guidelines.

•                  All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisor’s office.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.

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PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners.  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how the Funds’ ballots will be voted on proposals dealing with particular issues.  Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines, factoring in the merits of the rationale and disclosure provided.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available will be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.  Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal will be supported whose implementation would contravene such requirements.

General Policies

The Funds’ policy is generally to support the recommendation of the relevant company’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation.  However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

The rationale and vote recommendation from Investment Professionals will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners.  Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

Consider on a CASE-BY-CASE basis competing shareholder and board proposals that appear on the same agenda at uncontested proxies.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable, certain U.S. guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.

However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds will:

•                  Vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate;

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•                  Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:

•                  The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);

•                  The market standard is stricter than the Fund’s guidelines; or

•                  It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-             The Board of Directors

Overview

The Funds may lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.

In cases where the lodging of disagreement by the Funds is assigned to the board of directors, support will be withheld from the director(s) deemed responsible.  Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds will apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review.  For example:

•                  Relevant committee chair

•                  Relevant committee member(s)

•                  Board chair.

If director(s) to whom responsibility has been attributed is not standing for election (e.g., the board is classified), support will typically not be withheld from other directors in their stead.  Additionally, the Funds will typically vote FOR a director in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Bundled Director Slates

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:

•                  Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);

•                  In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or

•                  Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

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For companies with multiple slates in Italy, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence

Director and Board/Committee Independence

The Fund will consider the relevant country or market listing exchange and the Proxy Advisory Firm’s standards with respect to determining director independence and Board/Committee independence levels.  Note:  Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to board independence.

The Fund’s will consider non-independent directors standing for election on a CASE-BY-CASE basis when the full board or committee does not meet the market independence requirements.

•                  WITHHOLD support from the fewest non-independent directors including the Founder, Chairman or CEO if their removal would achieve the independence requirements across the remaining board, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election.

•                  WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet the applicable independence requirements of the relevant country or market listing exchange.

•                  WITHHOLD support from key committee slates if they contain non-independent directors in the election.

•                  WITHHOLD support from non-independent directors if the full board serves or the board has not established such a committee, and relevant country or market listing exchange requires the establishment of such committee.

Self-Nominated/Shareholder-Nominated Director Candidates

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis. WITHHOLD support from the candidate when:

•                  Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the company);

•                  The candidate’s agenda is not in line with the long-term best interests of the company; or

•                  Multiple self-nominated candidates are being considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), nominating and/or governance committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

•                  Vote AGAINST shareholder proposals asking that the independence be greater than that required by the country or market listing exchange, or asking to redefine director independence.

Board Member Roles and Responsibilities

Attendance

WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings without a valid reason for the absences or if the two-year attendance record cannot be ascertained from available disclosure (e.g., the company did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences).

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

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Over-boarding

Vote FOR directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year.  Consider such circumstances on a CASE-BY-CASE basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Combined Chairman / CEO Role

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise require to be independent, unless other concerns requiring CASE-BY-CASE consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited.  Consider such circumstances on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets (e.g., Russia)

When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees, such as when asserted by the issuer to be independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Diversity (excluding Japan)

Consider directors on a CASE-BY-CASE basis according to the Vote Accountability Guideline if there is an absence of diversity on the board or the company fails to disclose an adequate diversity policy or practice.

Consider shareholder proposals on a CASE-BY-CASE basis that request the company to improve / promote diversity and/or diversity-related disclosure.

Return on Equity

Vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency or company performance; e.g. net losses or low return on equity (ROE).

Compensation Practices (U.S. and Canada)

Support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

Where applicable, votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis:

•                  Say on Pay responsiveness.  Compensation committee members may be opposed for failure to sufficiently address compensation concerns prompting significant opposition to the most recent say on pay vote or continuing to maintain problematic pay practices will be considered on a CASE-BY-CASE basis, factoring in considerations such as level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure.

•                  Say on Pay frequency.  WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors because the company has failed to include a Say on Pay proposal and/or a Frequency of Say on Pay proposal when required under SEC or market regulatory provisions; or implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a Say on Pay proposal or adequate disclosure of the compensation structure.

•                  Commitments.  Vote FOR compensation committee members receiving an adverse recommendation by the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g. burn rate) if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.  However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

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For all other markets in which the issuer has not followed market practice by submitting a resolution on executive compensation, consider remuneration committee members on a CASE-BY-CASE basis.

Accounting Practices

Consider audit committee members and the company’s CEO and CFO, if nominated as directors, on a CASE-BY-CASE basis if poor accounting practice concerns are raised, factoring in considerations such as if the:

•                  Audit committee failed to remediate known on-going material weaknesses in the company’s internal controls for more than a year.

•                  Company has not yet had a full year to remediate the concerns since the time they were identified.

•                  Company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.

WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the company has failed to disclose auditors’ fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

Consider directors the Proxy Advisory Firm cites for actions in bad faith against shareholders due to a lack of due diligence in relation to a major transaction (e.g. a merger or an acquisition) or the presence of material failures or problematic actions related to scandals, malfeasance, or negligent internal controls at the company or that of an affiliate on a CASE-BY-CASE basis, factoring in the merits of the director’s performance, rationale, and disclosure when:

•                  Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or

•                  The director has been directly implicated, resulting in arrest, criminal charge, or regulatory sanction.

Vote FOR directors when the above factors are not present.

Vote FOR a director if the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on an unaffiliated board and the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, factoring in the pledged amount, unwind time, and any historical concerns being raised.  Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

WITHHOLD support from (a) all members of the governance committee, or nominating committee if a formal governance committee has not been established, and (b) directors holding shares with superior voting rights if the company, is controlled by means of a dual class share with superior / exclusive voting rights and does not have a reasonable sunset provision; i.e., fewer than five years.

Consider on a CASE-BY-CASE basis all directors if no governance or nominating committee directors are under consideration or if the company does not have a governance or nominating committee.  Investment Professionals that have day-to-day portfolio management responsibility for such companies may be requested to submit a recommendation to the Proxy Coordinator.

WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or functions as a diminution of shareholder rights, and which are not specifically addressed under the Guidelines, or (b) failing to remove or subject to a reasonable sunset provision such by-laws.

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Anti-Takeover Measures

WITHHOLD support according to the Vote Accountability Guideline if the company implements excessive anti-takeover measures.

WITHHOLD support according to the Vote Accountability Guideline if the company fails to remove restrictive poison pill features, ensure a pill’s expiration, or submit the poison pill in a timely manner to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.

Board Responsiveness

Vote FOR if the majority-supported shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue.

•                  In the U.S., proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD support according to the Vote Accountability Guideline if the majority-supported shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

If the board has not acted upon a director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.

Vote FOR when:

•                  The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

•                  The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

WITHHOLD support according to the Vote Accountability Guideline if the above provisions have not been satisfied.

Board—Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board does not meet the country or market listing exchange independence requirements, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Board Size

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, vote AGAINST if seeking to remove shareholder approval rights or the board fails to meet market independence requirements.

Director and Officer Indemnification and Liability Protection

Consider on a CASE-BY-CASE basis, proposals on director and officer indemnification and liability protection, using Delaware law as the standard.

Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability in connection with

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monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection

Vote in accordance with the Proxy Advisory Firm’s standards (e.g. overly broad provisions).

Discharge of Management/Supervisory Board Members

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of a key committee of the board, unless the company claims an exemption of the listing exchange or the committee is not required under the listing exchange.

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that allow directors to be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that allow only continuing directors to elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST such shareholder proposals.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors, unless the proposal seeks to relax existing standards.

2-             Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay, and AGAINST those seeking less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR if it is an ANNUAL vote, unless the company already provides shareholders with an annual vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

Vote FOR management proposals seeking ratification of the company’s executive compensation structure unless the program includes practices or features not supported under these Guidelines, and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration and treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

•                  Single Trigger Equity Provisions.

•                  Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.

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•                  Retesting in connection with achievement of performance hurdles.

•                  Long-Term Incentive Plans where executives already hold significant equity positions.

•                  Long-Term Incentive Plans where the vesting or performance period is too short or stringency of the performance criteria is called into question.

•                  Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.

•                  Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”).

•                  Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•                  Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options.  (Note:  cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)

•                  Single Trigger Cash Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered, or such provisions that are maintained in agreements previously opposed by a Fund.

•                  Plans that allow named executive officers to have material input into setting their pay.

•                  Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).

•                  Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

•                  Compensation structures at externally-managed issuers (EMI) or externally-managed REITs (EMR) that lack adequate disclosure, based on the Proxy Advisory Firm’s assessment.

Golden Parachutes

Vote to ABSTAIN on golden parachutes if it is determined that the Funds would not have an economic interest, such as the case in an all-cash transaction, regardless of payout terms, amounts, thresholds, etc.

However, if an economic interest exists, vote AGAINST due to single or modified-single trigger cash severance provisions; otherwise consider on a CASE-BY-CASE basis taking into account if any of the following factors exist:

•                  Total NEO payout as a percentage of the total equity value.

•                  Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout.

•                  Excessive payout.

•                  Recent material amendments or new agreements that incorporate problematic features.

•                  CEO/NEO remains employed by merged/acquired company.

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

Consider on a CASE-BY-CASE basis compensation and employee benefit plans, including those in connection with OBRA, or the issuance of shares in connection with such plans.  Vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

Vote FOR the plan, if:

•                  Board independence is the only concern

•                  Amendment places a cap on annual grants

•                  Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA

•                  Amendment adds performance-based goals to comply with Section 162(m) of OBRA

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•                  Cash or cash-and-stock bonus components are being approved for exemption from taxes under Section 162(m) of OBRA

•                  Give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Vote AGAINST if the plan:

•                  Exceeds recommended costs (U.S. or Canada).

•                  Incorporates share allocation disclosure methods that prevent a cost or dilution assessment.

•                  Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).

•                  Allows deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.

•                  Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.

•                  Allows financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.

•                  Allows plan administrators to benefit from the plan as potential recipients.

•                  Allows for an overly liberal change in control definition.  (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)

•                  Allows for post-employment vesting or exercise of options if deemed inappropriate.

•                  Allows plan administrators to make material amendments without shareholder approval.

•                  Allows procedure amendments that do not preserve shareholder approval rights.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

Vote FOR cash-based proposals.

Consider on a CASE-BY-CASE basis equity-based proposals and patterns of excessive pay.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and AGAINST if any payments are for outsiders.

Bonus Payments — Scandals

Vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability can be attributed to the nominee.

Consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors when culpability cannot be attributed to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

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Vote AGAINST shareholder proposals regarding the treatment of equity if:

•                  The change in control cash severance provisions are double-triggered; and

•                  The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•                  The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, or the relevant board or committee member(s);

•                  The company has provided adequate rationale and/or disclosure; or

•                  Support is recommended as a condition to a major transaction such as a merger.

Treatment of Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Compensation-Related Shareholder Proposals

Executive and Director Compensation

Vote AGAINST shareholder proposals that seek to impose new compensation structures or policies; however, consider on a CASE-BY-CASE basis if evidence exists of abuse in historical compensation practices.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-             Audit-Related

Auditor Ratification and/or Remuneration

Vote FOR management proposals except in such cases as indicated below.

Consider on a CASE-BY-CASE basis if:

•                  The Proxy Advisory Firm raises questions of disclosure or auditor independence; or

•                  Total fees for non-audit services exceed 50 percent of the total auditor fees (including audit-related fees, and tax compliance and preparation fees if applicable) and the company has not provided adequate rationale regarding the non-audit fees.  (For purposes of this review, fees deemed to be reasonable, non-recurring exceptions to the non-audit fee category (e.g., significant, one-time events such as those related to an IPO) will be excluded).

•                  There is evidence of excessive compensation relative to the size and nature of the company.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

Auditor Independence

Consider on a CASE-BY-CASE basis shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

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Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is or was affiliated with the company, its main bank, or one of its top shareholders.

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Vote FOR remuneration as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-             Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Corporate Documents / Article and Bylaw Amendments or Related Director Actions

Vote FOR if the change or policy is editorial in nature or if shareholder rights are protected.

Vote AGAINST if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders, including where the company failed to opt out of a law that affects shareholder rights (e.g. staggered board).

With respect to article amendments for Japanese companies:

•                  Vote FOR management proposals to amend a company’s articles to expand its business lines in line with its current industry.

•                  Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with applicable law in the country in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard.

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if the company:

•                  Is controlled;

•                  Maintains a classified board of directors; or

•                  Maintains a dual class voting structure.

Proposals may be supported irrespective of classified board status if a company plans to declassify its board or adopt a majority voting standard.

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Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchase that can be reasonably construed as an anti-takeover measure, based on the Proxy Advisory Firm’s approach to evaluating such proposals.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•                  Shareholders have approved adoption of the plan;

•                  A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or

•                  The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Vote FOR proposals to allow shareholders to nominate directors and have those nominees listed in the company’s proxy statement and on the company’s proxy card, provided that the criteria meet the Funds’ internal thresholds, provided such standard does not conflict with applicable law in the country in which the company is incorporated.  However, consider on a CASE-BY-CASE basis shareholder and management proposals that appear on the same agenda.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

Vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the company (“Exclusive Forum”) if the company’s state of incorporation is the same as its proposed Exclusive Forum, otherwise consider on a CASE-BY-CASE basis.

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.

Vote FOR management proposals not assessed as:

•                  A potential takeover defense; or

•                  A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger

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transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Right to Call Special Meetings

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following applies:

•                  Company does not currently permit shareholders to do so;

•                  Existing ownership threshold is greater than 25 percent; or

•                  Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•                        Permits shareholders to call special meetings;

•                        Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and

•                        Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements; except,

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

5-             Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Vote AGAINST proposals authorizing excessive discretion to a board.

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals.  In cases where the requests are above the allowable threshold,

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a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted.

Notwithstanding the above, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).

Dual Class Capital Structures

Vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a one share, one vote standard, contains a sunset provision of five years or fewer, to avert bankruptcy or generate non-dilutive financing, or not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

Vote FOR proposals to eliminate dual class capital structures.

General Share Issuances / Increases in Authorized Capital

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares, will be based on the Proxy Advisory Firm’s assessment.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm’s approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm’s support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Consider on a CASE-BY-CASE basis proposals to increase the number of shares of blank check preferred shares or preferred stock authorized for issuance.  This approach incorporates both qualitative and quantitative measures, including a review of:

•                  Past performance (e.g., board governance, shareholder returns and historical share usage); and

•                  The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or not utilize a disparate voting rights structure.

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Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of:

(1) A new class of preference shares that would carry superior voting rights to the common shares, or

(2) Blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals requesting to have shareholder ratification of blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions:  Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split, taking into account management’s rationale and/or disclosure if the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold due to the lack of a proportionate reduction in the number of shares authorized.

Allocation of Income and Dividends

With respect to Japanese and South Korean companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to oppose such proposals when:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Vote FOR such management proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda, consider on a CASE-BY-CASE basis.

24

Stock (Scrip) Dividend Alternatives

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, giving primary consideration to the input from the relevant Investment Professional(s).

Capitalization of Reserves

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is not excessive as defined by the Proxy Advisory Firm’s thresholds.

Vote AGAINST proposals where the issuance of debt will result in an excessive gearing level as defined by the Proxy Advisory Firm’s thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Voting decisions generally are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a CASE-BY-CASE basis.

Restructuring

Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes will be reviewed on a CASE-BY-CASE basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Waiver on Tender-Bid Requirement

Consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions

Vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

25

6-             Environmental and Social Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues.  Such matters may include:

•                  Ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards;

•                  Managing risk effectively, and

•                  Assessing and addressing matters that may have a financial impact on shareholder value.

The Funds will vote AGAINST shareholder proposals seeking to:

•                  Dictate corporate conduct;

•                  Impose excessive costs or restrictions; or

•                  Duplicate policies already substantially in place.

Shareholder proposals will be considered CASE-BY-CASE if it appears that the

•                  Information requested would be helpful to shareholders, and is not duplicative to existing disclosed policies or practices;

•                  Stewardship has fallen short as evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers; or

•                  Company has been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue; or

•                  Issue is material to the company.

Approval of Donations

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided.  Otherwise, vote AGAINST such proposals.

7-             Routine/Miscellaneous

Routine Management Proposals

Consider proposals on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends voting AGAINST.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

26

Other Business

Vote AGAINST proposals for Other Business.

Adjournment

•                  Vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.

•                  Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR management proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

•                  Support for a single proposal is not operationally required;

•                  No one proposal is deemed superior in the interest of the Fund(s); and

•                  Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Consider on a CASE-BY-CASE basis, if one or more items are not supported by these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-             Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Hire and Terminate Sub-Advisors

Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement.  All other matters should be examined on a CASE-BY-CASE basis.

27

Exhibit 1 — Voting Members of the Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC

Kevin M. Gleason	Senior Vice President and Chief Compliance Officer of the Voya Family of Funds

Jason Kadavy	Vice President, Reporting, Fund Accounting, Voya Investments, LLC

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Investment Stewardship, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Andrew Schlueter	Vice President, Mutual Funds Operations, Voya Funds Services LLC

Joanne Osberg, Esq.	Vice President and Counsel II, Voya Fund Services, LLC

Effective as of February 6, 2019

28

VOYA FUNDS TRUST

(“Registrant”)

PART C:  OTHER INFORMATION

ITEM 28.                                           EXHIBITS

(a)                                 (1)                                 Trust Instrument dated July 30, 1998 — Filed as an Exhibit to the Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on October 28, 1998 and incorporated herein by reference.

(2)                                 Amendment, dated February 22, 2001, to the Trust Instrument — Filed as an Exhibit to Post-Effective Amendment No. 8 to the Registrant’s Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

(3)                                 Certificate of Amendment, dated February 27, 2001, to the Trust Instrument — Filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant’s Form N-1A Registration Statement on June 15, 2001 and incorporated herein by reference.

(4)                                 Certificate of Amendment, dated May 9, 2001, to the Trust Instrument — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(5)                                 Amendment No. 1, dated November 2, 2001, to the Trust Instrument — Filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant’s Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(6)                                 Amendment No. 2, dated November 2, 2001, to the Trust Instrument — Filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant’s Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(7)                                 Amendment No. 3, dated November 2, 2001, to the Trust Instrument — Filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant’s Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(8)                                 Certificate of Amendment, dated December 17, 2001, to the Trust Instrument — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 1, 2008 and incorporated herein by reference.

(9)                                 Certificate of Amendment, dated February 15, 2002, to the Trust Instrument — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(10)                          Amendment No. 4, dated March 1, 2002, to the Trust Instrument — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(11)                          Amendment No. 5, effective September 23, 2002, to the Trust Instrument, Abolition of Series of Shares of Beneficial Interest — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(12)                          Amendment No. 6, effective September 23, 2002, to the Trust Instrument, Name Change of Series — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(13)                          Amendment No. 7, effective November 22, 2002, to the Trust Instrument, Abolition of Series of Shares of Beneficial Interest — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(14)                          Amendment No. 8, effective June 2, 2003, to the Trust Instrument, Establishment of New Share Class — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(15)                          Amendment No. 9, effective August 25, 2003, to the Trust Instrument (ING National Tax-Exempt Money Market Fund), Abolition of Series of Shares of Beneficial Interest — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

(16)                          Amendment No. 10, effective August 25, 2003, to the Trust Instrument (ING Classic Money Market Fund), Abolition of Series of Shares of Beneficial Interest — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

(17)                          Amendment No. 11, effective April 23, 2004, to the Trust Instrument (ING Strategic Bond Fund), Abolition of Series of Shares of Beneficial Interest — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

(18)                          Amendment No. 12, effective March 24, 2004, to the Trust Instrument (Class O shares of ING Intermediate Bond), Establishing of New Share Class — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

(19)                          Plan of Liquidation and Dissolution of Series to the Trust Instrument (ING Strategic Bond Fund), effective February 26, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

(20)                          Amendment No. 13, effective September 2, 2004, to the Trust instrument (ING High Yield Opportunity Fund), Dissolution of Share Class — Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant’s Form N-1A Registration Statement on May 13, 2005 and incorporated herein by reference.

(21)                          Amendment No. 14, effective October 25, 2004 (ING High Yield Opportunity Fund), Abolition of Series of Shares of Beneficial Interest — Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant’s Form N-1A Registration Statement on May 13, 2005 and incorporated herein by reference.

(22)                          Amendment No. 15, effective March 15, 2005 (ING Lexington Money Market Trust), Abolition of Series of Shares of Beneficial Interest — Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant’s Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

(23)                          Amendment No. 16, effective July 29, 2005 (ING Institutional Prime Money Market Fund) Establishment of New Series — Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant’s Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

(24)                          Amendment No. 17, effective January 3, 2007, Conversion of Series, Shares and Classes, and the Abolition of a Class of Shares — Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on May 30, 2007 and incorporated herein by reference.

(25)                          Amendment No. 18, effective November 19, 2007 (ING Institutional Prime Money Market Fund) Establishment of Class IS shares and Re-designation of Current Shares to Class I — Filed as an Exhibit to Post-Effective Amendment No. 38 to the Registrant’s Form N-1A Registration Statement on December 4, 2007 and incorporated herein by reference.

(26)                          Amendment No. 19, effective November 19, 2007 (ING GNMA Income Fund and ING Intermediate Bond Fund) Establishment of Class W Shares — Filed as an Exhibit to Post-Effective Amendment No. 38 to the Registrant’s Form N-1A Registration Statement on December 4, 2007 and incorporated herein by reference.

(27)                          Amendment No. 20, effective July 21, 2008 (ING High Yield Bond Fund) Establishment of Class I shares — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 1, 2008 and incorporated herein by reference.

(28)                          Amendment No. 21, effective October 23, 2008 (ING National Tax-Exempt Bond Fund) Abolition of Series of Shares of Beneficial Interest — Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(29)                          Amendment No. 22, effective November 20, 2009, Conversion of Series, Shares and Classes, and the Abolition of a Class of Shares — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on July 26, 2010 and incorporated herein by reference.

(30)                          Amendment No. 23, effective May 27, 2010 (ING Floating Rate Fund) Establishment of New Series — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on July 26, 2010 and incorporated herein by reference.

(31)                          Amendment No. 24, effective May 19, 2011 (ING GNMA Income Fund and ING High Yield Bond Fund) Establishment of Class R Shares — Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 30, 2012 and incorporated herein by reference.

(32)                          Amendment No. 25, effective May 19, 2011 (ING High Yield Bond Fund) Establishment of Class W Shares — Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 30, 2012 and incorporated herein by reference.

(33)                          Plan of Liquidation and Dissolution of Series, effective November 4, 2010 (ING Institutional Prime Money Market Fund) — Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(34)                          Plan of Liquidation and Dissolution of Series, effective January 25, 2011 (ING Classic Money Market Fund) — Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(35)                          Amendment No. 26, effective July 12, 2012 (ING Strategic Income Fund) Establishment of New Series — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

(36)                          Amendment No. 27, effective July 12, 2012 (ING Short Term Bond Fund) Establishment of New Series — Filed as an Exhibit to Post-Effective Amendment No. 62 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(37)                          Amendment No. 28, effective September 6, 2012 (ING Floating Rate Fund and ING High Yield Bond Fund) Establishment of Class P Shares — Filed as an Exhibit to Post-Effective Amendment No. 62 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(38)                          Amendment No. 29, effective September 6, 2012 (ING Floating Rate Fund, ING GNMA Income Fund, and ING Intermediate Bond Fund) Establishment of Class R6 shares — Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on July 25, 2013 and incorporated herein by reference.

(39)                          Amendment No. 30, effective January 10, 2013 (Mandatory Trustee Retirement Age) — Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on May 30, 2014 and incorporated herein by reference.

(40)                          Amendment No. 31, effective May 23, 2013 (ING Short Term Bond Fund) Establishment of Class R6 Shares — Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on July 25, 2013 and incorporated herein by reference.

(41)                          Amendment No. 32, effective May 1, 2014 (Name Change of Each Series) — Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on May 30, 2014 and incorporated herein by reference.

(42)                          Certificate of Amendment of Certificate of Trust, effective May 1, 2014 (Name Change of Trust) — Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on May 30, 2014 and incorporated herein by reference.

(43)                          Amendment No. 33, effective May 22, 2014 (Voya Short Term Bond Fund) Establishment of Class R Shares — Filed as an Exhibit to Post-Effective Amendment No. 80 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(44)                          Amendment No. 34, effective December 1, 2014 (Voya Strategic Income Opportunities Fund) Name change of Fund — Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Form N-1A Registration Statement on May 29, 2015 and incorporated herein by reference.

(45)                          Amendment No. 35, effective July 9, 2015 (Voya Strategic Income Opportunities Fund) Establishment of Class R6 Shares — Filed as an Exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

(46)                          Amendment No. 36, effective September 10, 2015, to Increase the Number of Trustees — Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Form N-1A Registration

                                                Statement on May 27, 2016 and incorporated herein by reference.

(47)                          Amendment No. 37, effective May 12, 2016 (Voya High Yield Bond Fund) Establishment of Class R6 Shares — Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on July 27, 2016 and incorporated herein by reference.

(48)                          Amendment No. 38, effective January 12, 2017 (Voya Floating Rate Fund, Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund) Establishment of Class T Shares — Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on March 23, 2017 and incorporated herein by reference.

(49)                          Amendment No. 39, effective May 8, 2017 (Voya GNMA Income Fund, Voya High Yield Bond Fund, and Voya Intermediate Bond Fund) Abolition of Class B Shares — Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and incorporated herein by reference.

(50)                          Amendment No. 40, effective January 11, 2018 (Voya Floating Rate Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, and Voya Short Term Bond Fund) Establishment of Class P3 Shares — Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on January 31, 2018 and incorporated herein by reference.

(51)                          Amendment No. 41, effective September 14, 2018 (Voya Strategic Income Opportunities Fund) Establishment of Class P3 Shares — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

(52)                          Amendment No. 42, effective January 25, 2019 (Voya Strategic Income Opportunities Fund) Establishment of Class P Shares — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

(53)                          Amendment No. 43, effective May 23, 2019 (Voya Government Money Market Fund II) Establishment of New Series — Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A Registration Statement on October 21, 2019 and incorporated herein by reference.

(54)                          Amendment No. 44, effective September 12, 2019 (Voya Short Term Bond Fund) Establishment of Class P2 Shares — Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A Registration Statement on October 21, 2019 and incorporated herein by reference.

(55)                          Amendment No. 45, effective November 8, 2019 (Voya Government Money Market Fund II) Name change of series — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(56)                          Amendment No. 46, effective November 25, 2019 (Voya Government Money Market Fund) Abolition of Class L Shares — Filed herein.

(57)                          Amendment No. 47, effective November 25, 2019 (Voya Government Money Market Fund) Abolition of Class O Shares — Filed herein.

(58)                          Amendment No. 48, effective November 25, 2019, to Remove the Mandatory Trustee

                                                Retirement Age Requirement — Filed herein.

(b)                                 Amended and Restated Bylaws dated March 18, 2018 — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(c)                                  The rights of holders of the securities being registered are set out in Articles II, VII, IX, and X of the Declaration of Trust referenced in Exhibit (a) above and in Articles IV, VI, and XIII of the Bylaws referenced in Exhibit (b) above.

(d)                                 (1)                                 Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC — Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Form N-1A Registration Statement on May 29, 2015 and incorporated herein by reference.

(i)                                     Amended Schedule A, effective November 5, 2019, to the Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(ii)                                Waiver letter, dated August 1, 2019, to the Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC (with respect to Class P shares of Voya Floating Rate Fund and Voya High Yield Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

(iii)                             Waiver letter, dated February 1, 2019, to the Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC (with respect to Class P shares of Voya Strategic Income Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

(2)                                 Amended Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC (with respect to Voya GNMA Income Fund) — Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Form N-1A Registration Statement on May 29, 2015 and incorporated herein by reference.

(i)                                     Amended Schedule A, effective January 1, 2020, to the Amended Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC (with respect to Voya GNMA Income Fund) — Filed herein.

(3)                                 Expense Limitation Agreement, effective January 1, 2016, between the Registrant and Voya Investments, LLC — Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Form N-1A Registration Statement on May 27, 2016 and incorporated herein by reference.

(i)                                     Amended Schedule A, effective January 1, 2020, to the Expense Limitation Agreement, effective January 1, 2016, between the Registrant and Voya Investments, LLC — Filed herein.

(ii)                                  Expense Limitation Recoupment Letter dated January 1, 2016 (with respect to Voya Intermediate Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Form N-1A Registration Statement on May 27, 2016 and incorporated herein by reference.

(4)                                 Expense Limitation Agreement, effective August 1, 2016, between the Registrant and Voya Investments, LLC (with respect to Voya Strategic Income Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on July 27, 2016 and incorporated herein by reference.

(i)                                     Amended Schedule A, effective August 1, 2019, to the Expense Limitation Agreement, effective August 1, 2016, between the Registrant and Voya Investments, LLC (with respect to Voya Strategic Income Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

(5)                                 Money Market Fund Expense Limitation Agreement, effective November 5, 2019, among Voya Investments, LLC, Voya Investments Distributor, LLC, and the Registrant (with respect to Voya Government Money Market Fund II) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(6)                                 Sub-Advisory Agreement, effective November 18, 2014, between Voya Investments, LLC and Voya Investment Management Co. LLC — Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Form N-1A Registration Statement on May 29, 2015 and incorporated herein by reference.

(i)                                   First Amendment, dated January 1, 2018, to the Sub-Advisory Agreement, effective November 18, 2014, between Voya Investments, LLC and Voya Investment Management Co. LLC — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(ii)                                Second Amendment, dated February 1, 2018, to the Sub-Advisory Agreement, effective November 18, 2014, between Voya Investments, LLC and Voya Investment Management Co. LLC — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(iii)                             Amended Schedule A, effective January 1, 2020, to the Sub-Advisory Agreement, effective November 18, 2014, as amended, between Voya Investments, LLC and Voya Investment Management Co. LLC —  Filed herein.

(iv)                            Waiver letter, dated February 1, 2019, to the Sub-Advisory Agreement, effective November 18, 2014, as amended, between Voya Investments, LLC and Voya Investment Management Co. LLC (with respect to Class P shares of Voya Strategic Income Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

(e)                                  (1)                                 Underwriting Agreement, dated November 18, 2014, between the Registrant and Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) — Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Form N-1A Registration Statement on

May 29, 2015 and incorporated herein by reference.

(i)                                     Amended Schedule A, effective November 5, 2019, to the Underwriting Agreement, dated November 18, 2014, between the Registrant and Voya Investments Distributor, LLC — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(f)                                   Not Applicable.

(g)                                  (1)                                 Custody Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(i)                                     Amendment, effective January 1, 2019, to the Custody Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

(ii)                                  Amended Exhibit A, effective November 5, 2019, to the Custody Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(2)                                 Foreign Custody Manager Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(i)                                     Amended Exhibit A, effective November 5, 2019, to the Foreign Custody Manager Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(ii)                                  Amended Schedule 1, effective May 1, 2003, to the Foreign Custody Manager Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(iii)                               Amended Schedule 2, effective June 4, 2008, to the Foreign Custody Manager Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 1, 2008 and incorporated herein by reference.

(3)                                 Amended Master Repurchase Agreement, effective August 4, 2006, between the Registrant and Goldman, Sachs & Co. — Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(4)                                 Fund Accounting Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Form N-1A

                                                Registrant’s Registration Statement on May 25, 2004 and incorporated herein by reference.

(i)                                     Amendment, effective January 1, 2019, to the Fund Accounting Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

(ii)                                  Investment Company Reporting Modernization Services Amendment, dated February 1, 2018, to the Fund Accounting Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(iii)                               Amended Exhibit A, effective November 5, 2019, to the Fund Accounting Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(5)                                 Securities Lending Agreement and Guaranty, dated August 7, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

(i)                                     Amendment, effective October 1, 2011, to Securities Lending Agreement and Guaranty, dated August 7, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 72 to the Registrant’s Form N-1A Registration Statement on May 30, 2013 and incorporated herein by reference.

(ii)                                  Amendment, effective March 21, 2019, to Securities Lending Agreement and Guaranty, dated August 7, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

(iii)                               Amendment, effective March 26, 2019, to Securities Lending Agreement and Guaranty, dated August 7, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

(iv)                              Amended Exhibit A, effective November 5, 2019, to the Securities Lending Agreement and Guaranty, dated August 7, 2003, between the Registrant and The Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(6)                                 Custodian and Investment Accounting Agreement, dated November 1, 2001, between the Registrant and State Street Bank and Trust Company — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(i)                                     First Amendment, dated March 1, 2002, to the Custodian and Investment Accounting Agreement, dated November 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(ii)                                  Second Amendment, dated October 1, 2007, to the Custodian and Investment Accounting Agreement, dated November 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(iii)                               Third Amendment, dated August 2, 2010, to the Custodian and Investment Accounting Agreement, dated November 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(7)                                 Service Agreement, dated February 12, 2018, between the Registrant and State Street Bank and Trust Company — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(h)                                 (1)                                 Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc., (formerly, PNC Global Investment Servicing (U.S.) Inc.), effective April 20, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(i)                                   Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. — Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(ii)                                Amendment, effective January 1, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

(iii)                             Amendment, effective May 1, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

(iv)                            Amendment, effective November 5, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(i)                                     (1)                               Opinion and Consent of Counsel — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

(2)                               Opinion and Consent of Counsel regarding the legality of shares being registered (ING Institutional Prime Money Market Fund) — Filed as an Exhibit to Post-Effective Amendment No. 31 to the Registrant’s Form N-1A Registration Statement on July 26, 2005 and incorporated herein by reference.

(3)                               Opinion and Consent of Counsel regarding the legality of shares being registered (Class W shares of ING GNMA Income Fund and ING Intermediate Bond Fund) — Filed as an Exhibit to Post-

                                                Effective Amendment No. 39 to the Registrant’s Form N-1A Registration Statement on December 14, 2007 and incorporated herein by reference.

(4)                                 Opinion and Consent of Counsel regarding the legality of shares being registered (Class IS shares of ING Institutional Prime Money Market Fund) — Filed as an Exhibit to Post-Effective Amendment No. 38 to the Registrant’s Form N-1A Registration Statement on December 4, 2007 and incorporated herein by reference.

(5)                                 Opinion and Consent of Counsel regarding the legality of shares being registered (Class I shares of ING High Yield Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 1, 2008 and incorporated herein by reference.

(6)                                 Opinion and Consent of Counsel regarding the legality of shares being registered (ING Floating Rate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 48 to the Registrant’s Form N-1A Registration Statement on August 13, 2010 and incorporated herein by reference.

(7)                                 Opinion and Consent of Counsel regarding the legality of shares being registered (Class W shares of ING High Yield Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(8)                                 Opinion and Consent of Counsel regarding the legality of shares being registered (ING Strategic Income Fund) — Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(9)                                 Opinion and Consent of Counsel regarding the legality of shares being registered (Class R6 shares for ING Intermediate Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on May 31, 2013 and incorporated herein by reference.

(10)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class P shares for ING Floating Rate Fund and ING High Yield Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 62 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(11)                          Opinion and Consent of Counsel regarding the legality of shares being registered (ING Short Term Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on December 13, 2012 and incorporated herein by reference.

(12)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class R6 shares for ING Short Term Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on July 25, 2013 and incorporated herein by reference.

(13)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class R shares for ING High Yield Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on January 29, 2014 and incorporated herein by reference.

(14)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class R shares for Voya Short Term Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 80 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(15)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class R6 shares for Voya Strategic Income Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

(16)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class R6 shares for Voya High Yield Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on July 27, 2016 and incorporated herein by reference.

(17)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class T shares for Voya Floating Rate Fund, Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on March 23, 2017 and incorporated herein by reference.

(18)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class P3 shares for Voya Floating Rate Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, and Voya Short Term Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on January 31, 2018 and incorporated herein by reference.

(19)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class P shares for Voya Strategic Income Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

(20)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class P3 shares for Voya Strategic Income Opportunities Fund) —  Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

(21)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Voya Government Money Market Fund II) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(22)                          Opinion and Consent of Counsel regarding the legality of shares being registered (Class P2 shares for Voya Short Term Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A Registration Statement on October 21, 2019 and incorporated herein by reference.

(j)                                    (1)                                 Consent of Ropes & Gray LLP — To be filed by subsequent post-effective amendment .

(2)                                 Consent of KPMG LLP — To be filed by subsequent post-effective amendment .

(k)                                 Not applicable.

(l)                                     Not applicable.

(m)                             (1)                                 Third Amended and Restated Service and Distribution Plan (Class A shares), effective November 16, 2017 (with respect to Voya GNMA Income Fund) — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and

incorporated herein by reference.

(2)                                 Fourth Amended and Restated Distribution Plan (Class C shares), effective November 16, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(3)                                 Third Amended and Restated Service and Distribution Plan (Class C shares), effective November 16, 2017 (with respect to Voya GNMA Income Fund) — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(i)                                     Amended Schedule A, effective November 5, 2019, to the Third Amended and Restated Service and Distribution Plan (Class C shares), effective November 16, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(4)                                 Fifth Amended and Restated Shareholder Servicing Plan (Class A and Class C shares), effective November 16, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(5)                                 Third Amended and Restated Shareholder Service and Distribution Plan (Class R shares), effective November 16, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(i)                                     Amended Schedule A, effective November 5, 2019, to the Third Amended and Restated Shareholder Service and Distribution Plan (Class R shares), effective November 16, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(6)                                 Third Amended and Restated Shareholder Services Plan (Class O shares), effective November 16, 2017 (with respect to Voya Intermediate Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(i)                                     Amended Schedule A, effective November 5, 2019, to the Third Amended and Restated Shareholder Services Plan (Class O shares), effective November 16, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(ii)                                  Waiver Letter, dated November 5, 2019, to the Third Amended and Restated Shareholder Services Plan (Class O shares), effective November 16, 2017 with regard to Class O shares of Voya Government Money Market Fund II, for the period from November 5, 2019 through August 1, 2021 — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(7)                                 Amended and Restated Service and Distribution Plan (Class T shares), effective November 16, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

(n)                                 Seventeenth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective November 5, 2019 — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(o)                                 Not applicable.

(p)                                 Voya Funds and Advisers Code of Ethics amended July 1, 2019 — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.  INDEMNIFICATION

Article X of the Registrant’s Declaration of Trust provides the following:

Section 10.1 Limitation of Liability.  A trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any trustee.  A trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as trustee, provided that nothing contained herein or in the Delaware Act shall protect any trustee against any liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee hereunder.

Section 10.2 Indemnification.

(a)                                 Subject to the exceptions and limitations contained in Section (b) below:

(i)                                     every person who is, or has been a trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

(ii)                                  the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals) actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b)                                 No indemnification shall be provided hereunder to a Covered Person:

(i)                                     who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)                                  in the event of a settlement, unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office,

(A)                               by the court or other body approving the settlement;

(B)                               by at least a majority of those trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)                               by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) provided; however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the trustees or by independent counsel.

(c)                                  The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)                                 Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 10.2 provided; however, that either:  (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments; or (c) either a majority of the trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

Article IX of the Registrant’s By-Laws provides the following:

The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a trustee, officer, or employee of a corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the trustees would have the power to indemnify him or her against such liability.

The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Reference is made to Article IX of the Registrants By-Law and paragraph 1.11 of the Distribution Agreement.

The Registrant is covered under an insurance policy, insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees; to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of their duties.  The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

Section 12 of the Management Agreement between the Registrant and investment manager, Section 8 of the Sub-Advisory Agreement and Section 20 of the Distribution Agreement between the Registrant and the distributor limit the liability of the investment manager, the sub-advisor and the distributor to liabilities arising from willful misfeasance, bad faith, or gross negligence in the performance of their respective duties, or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-

Laws, Management Agreement, and Distribution Agreement in a manner consistent with Release No. 11330 of the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended so long as the interpretations of Section 17 (h) and 17(i) of such Act remain in effect and are consistently applied.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Information as to the directors and officers of the investment adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the directors and officers of the investment adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the directors and officers of the sub-adviser in the last two years, are included in its application for registration as an investment adviser on Form ADV for Voya Investment Management Co. LLC (File No. 801-55232).

ITEM 32.  PRINCIPAL UNDERWRITERS

(a)                                 Voya Investments Distributor, LLC is the principal underwriter for Voya Balanced Portfolio, Inc.; Voya Equity Trust; Voya Funds Trust; Voya Government Money Market Portfolio; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.;  and Voya Variable Products Trust.

(b)                                 Information as to the directors and officers of the distributor, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the directors and officers of the distributor in the last two years, is included in the table below:

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Raj Badhwar One Orange Way Windsor, CT 06095	Chief Information Security Officer	None
Michael Bell One Orange Way Windsor, CT 06095	Senior Vice President and Chief Financial Officer	Chief Executive Officer
Stephen Easton One Orange Way Windsor, CT 06095	Chief Compliance Officer	None

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	Secretary	Secretary
James M. Fink 5780 Powers Ferry Road NW Atlanta, GA 30327	Senior Vice President	Executive Vice President
Theresa K. Kelety 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	Secretary	Secretary
Carlo Bertucci 5780 Powers Ferry Road NW Atlanta, GA 30327	Senior Vice President and Treasurer	None
Monia Piacenti One Orange Way Windsor, CT 06095	Anti-Money Laundering Officer	Anti-Money Laundering Officer
Dina Santoro 230 Park Avenue New York, NY 10169	Director and Senior Vice President	President
Andrew K. Schlueter 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	Vice President	Vice President
Charles Shaffer 230 Park Avenue New York, NY 10169	Director and Executive Vice President	None
Michael S. Smith 230 Park Avenue New York, NY 10169	Executive Vice President and Chief Risk Officer	None
Robert P. Terris 5780 Powers Ferry Road NW Atlanta, GA 30327	Senior Vice President	Senior Vice President
Jacob J. Tuzza 230 Park Avenue New York, NY 10169	Director, President and Chief Executive Officer	None

(c)                                  Not applicable.

ITEM 33.                                           LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder are maintained at the offices of:  (a) the Registrant; (b) the adviser; (c) the administrator; (d) the distributor; (e) the sub-adviser; (f) the custodian; and (g) the transfer agent.  The address of each is as follows:

(a)                                 Voya Funds Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

(b)                                 Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

(c)                                  Voya Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

(d)                                 Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ  85258-2034

(e)                                  Voya Investment Management Co. LLC

230 Park Avenue

New York, NY  10169

(f)                                   The Bank of New York Mellon

One Wall Street

New York, NY 10286

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

(g)                                  BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

ITEM 34.  MANAGEMENT SERVICES

Not applicable.

ITEM 35.   UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 112 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 20th day of March, 2020.

VOYA FUNDS TRUST

By:	/s/ Paul A. Caldarelli
Paul A. Caldarelli
Assistant Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Michael Bell*	Chief Executive Officer	March 20, 2020

Todd Modic*	Senior Vice President and Chief/Principal Financial Officer	March 20, 2020

Dina Santoro*	Interested Trustee and President	March 20, 2020

Colleen D. Baldwin*	Trustee	March 20, 2020

John V. Boyer*	Trustee	March 20, 2020

Patricia W. Chadwick*	Trustee	March 20, 2020

Martin J. Gavin*	Trustee	March 20, 2020

Joseph E. Obermeyer*	Trustee	March 20, 2020

Sheryl K. Pressler*	Trustee	March 20, 2020

Christopher P. Sullivan*	Trustee	March 20, 2020

* By:	/s/ Paul A. Caldarelli
Paul A. Caldarelli
Attorney-in-fact **

**                                  Powers of Attorney for Michael Bell, Todd Modic, Dina Santoro, and each Trustee are attached hereto.

Voya Balanced Portfolio, Inc.
Voya Equity Trust
Voya Funds Trust
Voya Government Money Market Portfolio
Voya Intermediate Bond Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Strategic Allocation Portfolios, Inc.
Voya Variable Funds
Voya Variable Insurance Trust
Voya Variable Portfolios, Inc.
Voya Variable Products Trust
(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Colleen D. Baldwin, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A  and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Colleen D. Baldwin
Colleen D. Baldwin
Chairperson, Director, and Trustee

Voya Balanced Portfolio, Inc.
Voya Equity Trust
Voya Funds Trust
Voya Government Money Market Portfolio
Voya Intermediate Bond Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Strategic Allocation Portfolios, Inc.
Voya Variable Funds
Voya Variable Insurance Trust
Voya Variable Portfolios, Inc.
Voya Variable Products Trust
(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Michael Bell, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-1A  and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Michael Bell
Michael Bell
Chief Executive Officer

Voya Balanced Portfolio, Inc.
Voya Equity Trust
Voya Funds Trust
Voya Government Money Market Portfolio
Voya Intermediate Bond Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Strategic Allocation Portfolios, Inc.
Voya Variable Funds
Voya Variable Insurance Trust
Voya Variable Portfolios, Inc.
Voya Variable Products Trust
(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John V. Boyer, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-1A  and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ John V. Boyer
John V. Boyer
Director and Trustee

Voya Balanced Portfolio, Inc.
Voya Equity Trust
Voya Funds Trust
Voya Government Money Market Portfolio
Voya Intermediate Bond Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Strategic Allocation Portfolios, Inc.
Voya Variable Funds
Voya Variable Insurance Trust
Voya Variable Portfolios, Inc.
Voya Variable Products Trust
(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Patricia W. Chadwick, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A  and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Patricia W. Chadwick
Patricia W. Chadwick
Director and Trustee

Voya Balanced Portfolio, Inc.
Voya Equity Trust
Voya Funds Trust
Voya Government Money Market Portfolio
Voya Intermediate Bond Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Strategic Allocation Portfolios, Inc.
Voya Variable Funds
Voya Variable Insurance Trust
Voya Variable Portfolios, Inc.
Voya Variable Products Trust
(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Martin J. Gavin, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A  and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Martin J. Gavin
Martin J. Gavin
Director and Trustee

Voya Balanced Portfolio, Inc.
Voya Equity Trust
Voya Funds Trust
Voya Government Money Market Portfolio
Voya Intermediate Bond Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Strategic Allocation Portfolios, Inc.
Voya Variable Funds
Voya Variable Insurance Trust
Voya Variable Portfolios, Inc.
Voya Variable Products Trust
(each a “Registrant” and collectively the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Todd Modic, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, and Joanne F. Osberg, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-1A  and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

Voya Balanced Portfolio, Inc.
Voya Equity Trust
Voya Funds Trust
Voya Government Money Market Portfolio
Voya Intermediate Bond Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Strategic Allocation Portfolios, Inc.
Voya Variable Funds
Voya Variable Insurance Trust
Voya Variable Portfolios, Inc.
Voya Variable Products Trust
(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Joseph E. Obermeyer, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A  and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Joseph E. Obermeyer
Joseph E. Obermeyer
Director and Trustee

Voya Balanced Portfolio, Inc.
Voya Equity Trust
Voya Funds Trust
Voya Government Money Market Portfolio
Voya Intermediate Bond Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Strategic Allocation Portfolios, Inc.
Voya Variable Funds
Voya Variable Insurance Trust
Voya Variable Portfolios, Inc.
Voya Variable Products Trust
(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Sheryl K. Pressler, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A  and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Sheryl K. Pressler
Sheryl K. Pressler
Director and Trustee

Voya Balanced Portfolio, Inc.
Voya Equity Trust
Voya Funds Trust
Voya Government Money Market Portfolio
Voya Intermediate Bond Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Strategic Allocation Portfolios, Inc.
Voya Variable Funds
Voya Variable Insurance Trust
Voya Variable Portfolios, Inc.
Voya Variable Products Trust
(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dina Santoro, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A  and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Dina Santoro
Dina Santoro
Director and Trustee

Voya Balanced Portfolio, Inc.
Voya Equity Trust
Voya Funds Trust
Voya Government Money Market Portfolio
Voya Intermediate Bond Portfolio
Voya Investors Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Strategic Allocation Portfolios, Inc.
Voya Variable Funds
Voya Variable Insurance Trust
Voya Variable Portfolios, Inc.
Voya Variable Products Trust
(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Christopher P. Sullivan, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A  and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Christopher P. Sullivan
Christopher P. Sullivan
Director and Trustee

VOYA FUNDS TRUST

EXHIBIT INDEX

Exhibit Number	Exhibit Description
(a)(56)	Amendment No. 46, effective November 25, 2019 (Voya Government Money Market Fund) Abolition of Class L Shares
(a)(57)	Amendment No. 47, effective November 25, 2019 (Voya Government Money Market Fund) Abolition of Class O Shares
(a)(58)	Amendment No. 48, effective November 25, 2019, to Remove the Mandatory Trustee Retirement Age Requirement
(d)(2)(i)

Amended Schedule A, effective January 1, 2020, to the Amended Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC (with respect to Voya GNMA Income Fund)

(d)(3)(i)	Amended Schedule A, effective January 1, 2020, to the Expense Limitation Agreement, effective January 1, 2016, between the Registrant and Voya Investments, LLC
(d)(6)(iii)	Amended Schedule A, effective January 1, 2020, to the Sub-Advisory Agreement, effective November 18, 2014, as amended, between Voya Investments, LLC and Voya Investment Management Co. LLC